UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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NORTHRIM BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3111 C Street
Anchorage, AK 99503

April 13, 2017

Dear Shareholder:

I am pleased to invite you to attend the Northrim BanCorp, Inc. (the "Company") Annual Shareholders’ Meeting (the "Annual Meeting") where you will have the opportunity to hear about our 2016 operations and our plans for 2017. The Annual Meeting will be on Thursday, May 25, 2017, at 9 A.M. local time, at the Hilton Anchorage Hotel — 500 West Third Avenue in Anchorage, Alaska.
You will find additional information concerning the Company and our operations in the enclosed 2016 Annual Report and Form 10-K, which includes our audited financial statements for the year ended December 31, 2016.
Your opinion and your vote are very important to us. Whether or not you plan to attend the Annual Meeting, please sign and return your proxy card, which is included with this document, as soon as possible. If you choose to attend the Annual Meeting, voting by proxy will not prevent you from voting in person; however, if you are unable to attend, voting by proxy will ensure that your vote is counted.
Thank you for your continued support of the Company. If you have any questions, please feel free to contact the Corporate Secretary at (907) 562-0062.
Sincerely,

Joseph M. Beedle
Chairman

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING
To Be Held on May 25, 2017

Notice is hereby given that Northrim BanCorp, Inc. (the "Company") will hold its 2017 Annual Shareholders’ Meeting (the "Annual Meeting") at the Hilton Anchorage Hotel, 500 West Third Avenue, Anchorage, Alaska, at 9 A.M. local time, on Thursday, May 25, 2017 for the following purposes, as more fully described in the accompanying proxy statement:

1)	To elect 11 directors nominated by the Company's Board of Directors (the "Board") for a term ending at the 2018 Annual Meeting or such other date as their successors may be elected and qualified;
2)	To approve the Company's 2017 Stock Incentive Plan;
3)	To approve, by non-binding vote, the compensation of named executive officers as disclosed in these materials;
4)	To approve, by non-binding vote, the frequency of future advisory votes on executive compensation;
5)	To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal year 2017; and
6)	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Shareholders owning the Company's shares of common stock at the close of business on March 31, 2017 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of that meeting.
The Board recommends that shareholders vote "FOR" the slate of nominees to the Board outlined in this proxy statement; "FOR" approval of the Company's 2017 Stock Incentive Plan; "FOR" the approval of the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement; "FOR" approval of the frequency of "every year" for future advisory votes on executive compensation; and "FOR" the ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year 2017.

By order of the Board of Directors,

/s/ Michael Martin

Michael Martin
Corporate Secretary

April 13, 2017

Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed form of proxy and mail it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. Alternatively, you may vote using the Internet by following the instructions described in the enclosed proxy statement. Your vote is important to us. If you attend the Annual Meeting, you may vote your shares in person if you wish to do so even if you have previously sent in your proxy.

i

NORTHRIM BANCORP, INC.
3111 C Street
Anchorage, Alaska 99503

PROXY STATEMENT
The Board is soliciting proxies for this year’s Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
The Board set March 31, 2017, as the record date for the Annual Meeting. Shareholders who owned the Company’s common stock on that date are entitled to vote at the Annual Meeting, with each share entitled to one vote. There were 6,909,865 shares of the Company's common stock outstanding on the record date.
Voting materials, which include this proxy statement dated April 13, 2017, a proxy card, the 2016 Annual Report and the Company’s Annual Report on Form 10-K, are first being mailed to shareholders on or about April 13, 2017, unless the shareholder has elected electronic delivery. If the shareholder has elected electronic delivery, we have provided a notice of Internet availability of proxy materials which contains instructions on how to access proxy materials via the Internet or how to request a printed set of proxy materials. Additionally, this proxy statement, the 2016 Annual Report and the Company's Annual Report on Form 10-K are available at www.northrim.com by clicking the "Investor Relations" link. In accordance with Securities and Exchange Commission rules, our proxy materials posted on both our website and the website described below do not contain any cookies or other tracking features.
INTERNET AVAILABILITY OF PROXY MATERIALS
*****IMPORTANT NOTICE*****

Regarding the Availability of Proxy Materials for the Annual Shareholders’ Meeting
To be Held on May 25, 2017

The Proxy Statement and Annual Report to Shareholders are available at
www.proxyvote.com

QUESTIONS AND ANSWERS ABOUT VOTING AND THE ANNUAL SHAREHOLDERS’ MEETING
Why am I receiving this proxy statement and proxy card?
You are receiving this proxy statement and proxy card because you own shares of the Company’s common stock. This proxy statement describes matters on which we would like you to vote.
When you sign the proxy card, you appoint the persons named in the proxy, Mr. Joseph M. Beedle and Mr. Joseph M. Schierhorn, as your representatives at the Annual Meeting, and those persons will vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted even if you cannot attend the Annual Meeting.
Who is soliciting my proxy, and who is paying the cost of solicitation?
The enclosed proxy is solicited by and on behalf of the Board, and the Company will bear the costs of solicitation. Certain directors, officers, and employees of the Company and/or its subsidiary, Northrim Bank (the "Bank"), may solicit proxies by telephone, facsimile, the Internet, and personal contact.
The Company does not expect to pay any compensation to employees, officers, or directors for soliciting proxies, but will reimburse brokers, nominees, and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of the Company’s common stock.
What am I voting on, and what vote is required for approval?
At the Annual Meeting, you will be asked to vote on:

•	The election of eleven (11) directors to serve on the Board until the 2018 Annual Meeting or until their successors have been elected and have qualified ("Proposal 1");
•	Approval of the Northrim BanCorp, Inc. 2017 Stock Incentive Plan ("Proposal 2");
•
A nonbinding advisory vote on the compensation of the named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement ("Proposal 3");

•	A nonbinding advisory vote for the approval of the frequency of "every year" for future advisory votes on executive compensation ("Proposal 4"); and,
•	The ratification of Moss Adams LLP as the Company’s independent registered accounting firm for 2017 ("Proposal 5").
All proposals will require the affirmative vote of a majority of the Company's shareholders in person or represented by a duly executed proxy at the Annual Meeting.
Who is entitled to vote?
Only shareholders who owned the Company’s common stock as of the close of business on the record date, March 31, 2017, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.
How do I vote, and how are the votes counted?
Registered shareholders may vote in person at the Annual Meeting, on the Internet, or by mail.

•
Voting in Person. If you attend the Annual Meeting, you may vote as instructed at the Annual Meeting. However, if you hold your shares in street name (that is, through a broker/dealer or other nominee), you will need to bring to the Annual Meeting a proxy delivered to you by such nominee reflecting your share ownership as of the record date.

•	Voting on the Internet. Go to www.proxyvote.com and follow the instructions. You should have your proxy in hand when you access the website.
•
Voting by Mail. Complete, date, sign and mail the proxy in the enclosed postage pre-paid envelope. If you mark your voting instructions on the proxy, your shares will be voted as you instruct. Please see the proxy for voting instructions

If you own your shares through a brokerage account or in other nominee form, you should follow the instructions you receive from the record holder to see which voting methods are available. If your shares are registered in your own name and you attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" shareholders, that is, those shareholders whose shares are held in the name of and through a broker or other nominee, who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares. Your broker or nominee will generally provide you with the appropriate forms at the time you receive this proxy statement. If you own your shares through a broker or other nominee, you cannot vote in person at the Annual Meeting unless you receive a proxy card from the broker or nominee.
Each shareholder will be entitled to one vote for each share of common stock held of record by the shareholder on the record date, March 31, 2017. With regard to the election of directors, you may cast your vote in favor of some or all of the nominees, or you may withhold your vote for any nominee in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On other proposals, you can "abstain." If you abstain, your shares will be counted as present at the Annual Meeting for purposes of that proposal and your abstention will have the effect of a vote against the proposal.
If shares are held in street name, the broker or nominee is permitted to exercise voting discretion under certain circumstances. At this meeting, if the broker or nominee is not given specific voting instructions, the shares may not be voted on Proposal 1, Proposal 2, Proposal 3, or Proposal 4 by the broker or nominee in their own discretion. If your shares are held in street name and you do not give instructions to your broker or nominee on how to vote them, the votes will be "broker non-votes," which will have the effect of excluding your vote from the tallies. However, in these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining whether a quorum is present. We expect that brokers or nominees will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal 5 to ratify the Company’s selected independent registered public accounting firm, but abstentions will have the effect of a vote against the proposal.
If your shares are held in your own name and you do not vote, your shares will not be voted.
On each matter before the Annual Meeting, including the election of directors, shareholders are entitled to one vote for each share of common stock they held at the record date, March 31, 2017. Shareholders may not cumulate their votes for the election of directors.
What does it mean if I receive more than one proxy card?
It means that you hold shares in multiple accounts. Please complete and return all proxies (either by mail or over the Internet) to ensure that your shares are all voted in accordance with your instructions.
Can I change my vote after I return my proxy card?
Yes. If the enclosed proxy is duly executed and received in time for the Annual Meeting, the persons named in the proxy will vote the shares represented by the proxy "FOR" the 11 nominees listed in the proxy statement, "FOR" the approval of the 2017 Stock Incentive Plan, "FOR" the approval of the compensation of the named executive officers, "FOR" the approval of the frequency of "every year" for future advisory votes on executive compensation, and "FOR" the ratification of the Company’s independent registered public accounting firm. If you grant a proxy, you may revoke it at any time before its exercise by submitting a second proxy with a subsequent date either over the Internet or by mail to the attention of the Corporate Secretary at 3111 C Street Suite 200, Anchorage, Alaska 99503 or by announcing your revocation to the Corporate Secretary at the Annual Meeting prior to the taking of a shareholder vote. The shares represented by properly executed proxies that are not revoked will be voted in accordance with the specifications in such proxies.
Can I vote on other matters or submit a proposal to be considered at the Annual Meeting?
The Company has not received timely notice of any shareholder proposals to be considered at the Annual Meeting, and shareholders may submit matters for a vote only in accordance with the Company’s bylaws. The Board does not presently know of any other matters to be brought before the Annual Meeting.
For shareholders seeking to include proposals in the proxy materials for the 2018 Annual Meeting, the proposing shareholder or shareholders must comply with all applicable regulations, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the proposals must be received by the Corporate Secretary of the Company on or before December 14, 2017. Upon receipt of such proposal, the Company will determine whether or not to include the proposal in its proxy materials for the 2018 Annual Meeting in accordance with applicable law. A shareholder that wishes to present a proposal at the 2018 Annual Meeting, but not submit such proposal for inclusion in our proxy statement for our 2018 Annual Meeting must submit such proposal to the Corporate Secretary on or before March 1, 2018. Shareholder proposals should be sent to the attention of the Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street Suite 200, Anchorage, Alaska 99503.
How many votes are needed to hold the Annual Meeting?
A majority of the Company’s outstanding shares as of the record date (a quorum) must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. Shares are counted as present at the Annual Meeting if a shareholder is present and votes in person at the Annual Meeting or has properly submitted an executed proxy card either over the Internet or by mail. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. As of the record date for the Annual Meeting, 6,909,865 shares of the Company’s common stock were outstanding and eligible to vote.
Where and when will I be able to find the results of the voting?
The results of the voting will be announced at the Annual Meeting. Final results will be disclosed in the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days of the Annual Meeting.
How do I communicate with Directors?
The Board provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send communications to the Board or any of the directors at: c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street Suite 200, Anchorage, Alaska 99503. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

PROPOSAL 1: ELECTION OF DIRECTORS
General
How many directors are nominated?
The Company’s Articles of Incorporation provide that the Board will consist of not less than five (5) nor more than twenty-five (25) directors. Currently, the Board consists of twelve (12) directors, and the Board has set the number of directors to be elected at the Annual Meeting at eleven (11) as current director, Mr. Mark Copeland, does not intend to stand for reelection to the Board at the Annual Meeting. Directors are elected for a one (1) year term and serve until their successors have been elected and qualified.
Who are the nominees?
The Board has nominated the individuals listed on the following pages for election as directors for a one (1) year term expiring at the 2018 Annual Meeting or until their successors have been elected and qualified. If any nominee refuses or becomes unable to serve as a director before the Annual Meeting, the Board will select a replacement nominee, and your proxies will be voted for that replacement nominee. The Board presently has no knowledge that any nominee will refuse or be unable to serve.
It is the Company’s policy to encourage director nominees up for election at the Annual Meeting to attend the Annual Meeting. All directors up for election at the 2016 Annual Meeting attended the 2016 Annual Meeting.

Information About the Nominees
The following table provides certain information about the nominees for director, including age, principal occupation(s), and public company directorships held during the past five (5) years, and year first elected a director of the Company. All of the nominees are presently directors of the Company and the Bank. Mr. Mark G. Copeland will be retiring from the Board as of the conclusion of the Annual Meeting. There are no family relationships among any of our current directors, director nominees, or executive officers. All of the nominees, with the exception of Messrs. Joseph M. Beedle and Joesph M. Schierhorn, are deemed by the Board to be independent within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements.

Name/Age	Occupation of Nominee During Past Five Years	Director Since
Joseph M. Beedle, 65	Chairman of the Company since January 2016, President and Chief Executive Officer of the Company since January 2015, Chairman of the Bank since January 2016. Executive Vice President of the Company from 2006 - 2015. Chief Executive Officer of the Bank from 2011 - 2015, President of the Bank from 2009 - 2015. Executive Vice President, Chief Lending Officer, of the Bank from 2006 - 2009.	2013
Larry S. Cash, 66	CEO, RIM Architects, LLC (Alaska, California, Guam and Hawaii) from 2016 to present. President and CEO, RIM Architects, LLC from 1986 to 2016.	1995
Anthony Drabek, 69	President and CEO, Natives of Kodiak, Inc. (Alaska Native Corporation) from 1989 until retirement in 2010; Chairman and President, Koncor Forest Products Co. from 1986 – 2011.	1991
Karl L. Hanneman, 59
Chief Executive Officer of International Tower Hill Mines, Ltd., an advanced exploration stage mining company, from 2017 - present; Alaska Chief Operating Officer of International Tower Hill Mines, Ltd., from 2015-2016; Alaska General Manager from 2010 - 2015; Director of Corporate Affairs from 2008 - 2010 for Teck Resources, Ltd., a mining and mineral development company; Director, Alaska Resource Education since 1990; Director, Alaska Mining Hall of Fame since 1997; Director, Resource Development Council since 1998; Director, Fairbanks Chamber of Commerce since 2011; Director, Usibelli Coal Mine, Inc. since 2011.
		2014
David W. Karp, 50	President and CEO, Northern Aviation Services, Inc. since 2011; President and CEO, Northern Air Cargo, Inc. 2007 - 2011; National Air Carriers Association, member since 2009; Member of National Association of Corporate Directors since 2010; Director, Chairman of the Nominating and Corporate Governance Committee, and Member of the Compensation Committee of Alaska Communications Systems Group, Inc. since 2011.	2015
David J. McCambridge, 61	Audit Partner, KPMG LLP, from 1991 until retirement in 2010; Treasurer and Director, The Tanaka Foundation from 1985 to 2015; President and Director, Alaska Kidney Foundation since 1999.	2011
Krystal M. Nelson, 44	Chief Operating Officer, Bering Straits Native Corporation since 2014; 2007 - 2014, Vice President and Chief Operating Officer Ahtna Engineering Services; Trustee, Pacific Northern Academy Board since 2014.	2015
Joseph M. Schierhorn, 59	Executive Vice President of the Company since 2005 and Chief Operating Officer of the Company since 2013, Chief Financial Officer of the Company from 2001 - 2014 and Corporate Secretary of the Company from 2013 - 2015. Chief Executive Officer of the Bank since January 2016, President of the Bank since 2015, Chief Operating Officer of the Bank from 2013 - 2014, Chief Financial Officer of the Bank from 2001 - 2014, Executive Vice President of the Bank from 2005 - 2014, and Corporate Secretary of the Bank from 2013 - 2015.	2016
John C. Swalling, 67	President and Director, Swalling & Associates PC (accounting firm) since 1991; Director, Swalling Construction Co., Inc. since 1975.	2002
Linda C. Thomas, 63	Since 2016, Chief Executive Officer of the Alaska Brewing Company; 1994 - 2016, Vice President, Chief Operations Officer of the Alaskan Brewing Company; Director, Juneau Chamber of Commerce from 2002 - 2008 and 2013 - current; Director, Alaska Pacific Bancshares, Inc. 2010-2014; Director, Bartlett Regional Hospital, 2007 - current.	2014
David G. Wight, 76	President, BP Amoco Energy Co. Trinidad and Tobago from 1992 - 2000; President and CEO Alyeska Pipeline Service Company from 2000 until retirement in 2005; Director, Storm Cat Energy (Denver based company) from 2006 - 2011; Insider/consultant, Saturn Ferrestol from 2014 to present. Director of Alaska Gasline Development Corporation from 2016 to present.	2006

Director Qualifications and Experience: The following table identifies the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to our Board. This information supplements the biographical information provided above.

Specific skills/knowledge:
	Professional standing in chosen field	Expertise in financial services or related industry	Community involvement	Other Board experience	Other public company experience	Accounting	Legal	Business management
Joseph M. Beedle	x	x	x	x		x		x
Larry S. Cash	x		x	x				x
Anthony Drabek	x		x	x				x
Karl L. Hanneman	x		x	x	x			x
David Karp	x		x	x	x			x
David J. McCambridge	x	x	x	x	x	x		x
Krystal M. Nelson	x		x	x				x
Joseph M. Schierhorn	x	x	x	x		x	x	x
John C. Swalling	x	x	x	x		x		x
Linda C. Thomas	x	x	x	x	x	x		x
David G. Wight	x		x	x	x			x
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE NOMINEES.
Shareholder Nominations for 2017 Annual Shareholders’ Meeting
In accordance with the Company’s Bylaws, as amended (the "Bylaws"), shareholder nominations for the 2017 Annual Meeting may be made (i) by, or at the direction of, a majority of the Board or (ii) by any shareholder entitled to vote at the Annual Meeting. Only persons nominated in accordance with the procedures set forth in the Bylaws shall be eligible for election as directors at the Annual Meeting. Nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in the Bylaws. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal office of the Company not later than one-hundred-twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company. Such shareholder’s notice shall set forth (i) the name, age, business address and residence address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) the principal occupation or employment of the shareholder submitting the notice and of each person being nominated; (iii) the class and number of shares of the Company’s stock owned of record and beneficially by the shareholder who intends to make the nomination and of the person or persons to be nominated; (iv) a representation that the shareholder is and will continue to be a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (v) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (vi) such other information regarding the shareholder submitting the notice, each nominee proposed by such shareholder and any other person covered by clause (iii) of this paragraph as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, whether or not the Company's common stock is registered under the Securities Exchange Act of 1934, as amended; and (vii) the consent of each nominee to serve as a director of the Company if so elected. At the request or at the direction of the Board, any person nominated for election as a director at the Annual Meeting shall furnish to the Secretary of the Company that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. The Board may reject any nomination by a shareholder not timely made in accordance with the requirements. If the Board, a designated committee thereof, or other authorized individual determines that the information provided in a shareholder's notice does not satisfy the informational requirements in any material respect, the Secretary of the Company or a duly authorized representative of the Company shall promptly notify such shareholder of the deficiency in the notice. If the deficiency is not cured within five (5) days from the date such deficiency notice is given to the shareholder, or if the Board or such committee or other authorized individual reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements in any material respect, then the Board may reject such shareholder's nomination. The Secretary of the Company or a duly authorized representative of the Company shall notify a shareholder in writing whether his nomination has been made in accordance with the time and informational requirements.
Information Regarding the Board of Directors and Its Committees
The Board has determined that all nominees other than Messrs. Beedle and Schierhorn are independent within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements. Both the Board and the board of directors of the Bank met ten (10) times during 2016. The Board has adopted certain standing committees, including an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. During 2016, all directors attended at least 75% of the total meetings of the Board and at least 75% of the total committee meetings that they were each required to attend, respectively.
Currently, the Board has determined that having the Company's Chief Executive Officer also serve as Chairman of the Board is in the best interests of the Company's shareholders. Given Mr. Beedle's in-depth knowledge of the Company's business, his leadership in formulating and implementing strategic initiatives and the current regulatory and market environment, the Board believes that having one leader serving as both Chairman and Chief Executive Officer provides the most decisive and effective leadership for the Company. Further, having a combined Chairman and Chief Executive Officer enables the Company to speak with a unified voice to the Company's shareholders, employees, governmental and regulatory agencies, and other stakeholders. The Board believes that this current leadership structure is optimal for the Company because it provides the Company with consistent leadership.
The Board has also designated one of its independent members as a lead director. Mr. John C. Swalling currently serves as the Company’s independent lead director. The lead director’s primary responsibilities are to preside over executive sessions of non-management directors; to conduct annual interviews with all directors regarding each director’s own self-assessment of his/her contribution to the Board prior to nominations for election at the Annual Meeting; and, to recommend to the Governance and Nominating Committee, in consultation with the Chairman of the Board, proposed committee assignments and chairmanships. The Board believes that our leadership structure of combining the Chairman and Chief Executive Officer roles as part of a governance structure that includes a lead director, plus the exercise of key board oversight responsibilities by independent directors, is appropriate for the Company at this time.
The Company and the Bank have in place policies and procedures to manage risks that could impact Northrim’s operational and strategic position as a profitable, safe and sound financial institution. The Bank’s Internal Audit Department provides written results of internal and out-sourced audits, including review of the credit quality of the loan portfolio, directly to the Audit Committee and management. The Audit Committee, which is made up entirely of directors deemed independent of the Company by the Board, reviews and reports to the Board on the results of these audits. The Audit Committee also reports to the Board on any deficiencies identified, as well as any steps deemed necessary to resolve and mitigate risk. An officer, appointed by the Board, serves as the Bank’s risk manager and is responsible for monitoring and maintaining the Bank’s company-wide contingency plan. This contingency plan addresses and provides guidelines for the restoration of business in the event of man-made and natural disruptive events.
With regard to certain risks affecting the Company and the Bank, we recognize that not maintaining the privacy and security of customer information could damage our reputation and cause us to incur additional costs or even litigation. On an annual basis, the Bank’s board of directors reviews its Information Security Policy with its appointed Information Security Officer. We work to educate our customers about the importance and understanding of their role in protecting their identities and the privacy of their information. We consider customer education regarding the use of electronic convenience products to be especially important due to the Bank’s increased exposure to loss related to these products if procedures are not followed. A Vendor Management Policy is in place which is approved by the Bank’s board of directors annually. The Vendor Management Policy calls for the assignment of levels of risk to each vendor based upon an assessment of the degree to which their relationship could expose the Company to risk in relation to the Company’s reliance on the vendor’s promise to perform and to protect customer privacy, and based on the vendor’s fiscal strength.
The Company monitors its interest rate risk through a review of its sensitivity to upward and downward movements of interest rates and their impact on the Company’s interest-earning assets, interest-bearing liabilities, and the net interest margin. The Company monitors concentrations and economic trends in the communities it serves and in the global economy in order to respond to issues that could impact the economic climate in which it operates. The Company's management reports its analysis of these areas to the Bank’s board of directors on a periodic basis.
It is management’s policy to discuss a detailed analysis of any proposed major project with the Board. This analysis generally includes management’s reasons for the proposal, results of due diligence analysis, potential risks, costs, and the estimated time frame for implementation of the project, and the Bank's Compliance Department and Operations and Technology Committee recommendations prior to seeking the Board’s approval.
From time to time, the Company engages the services of experienced consultants to facilitate director education and discussion as to bank directorship issues, the management of risk, miscellaneous timely topics affecting the Company, as well as future corporate governance matters. The Company did not retain any such consultants in 2016.
Audit Committee
The Audit Committee’s principal functions include: reviewing and approving the services of the independent registered public accounting firm; reviewing the Company’s financial statements; reviewing the plan, scope, and audit results of the internal and external auditors; and, reviewing the reports of regulatory authorities. The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is attached to this proxy statement as Exhibit B. Members of the Audit Committee in 2016 were Mr. Mark G. Copeland, Mr. David J. McCambridge, Ms. Linda Thomas and Mr. David G. Wight. Mr. Copeland was appointed to the Audit Committee in 1991, Mr. McCambridge was appointed in 2011, Ms. Thomas was appointed in 2016 and Mr. Wight was appointed in 2007. The Board has determined that each of the members of the Audit Committee are independent of management within the meaning of the Securities and Exchange Commission rules applying to audit committee members and the Nasdaq Global Select Market listing standards. The Audit Committee and the Board have also determined that Mr. McCambridge qualifies as an audit committee financial expert within the meaning of such rules.
During 2016, the Audit Committee had eight (8) meetings, during which the Audit Committee was kept informed of the processes and procedures in place for maintaining the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 ("SOX") as evaluated by the Company’s internal audit manager, internal SOX Committee, and the Company's independent registered public accounting firm.
Compensation Committee
The primary functions of the Compensation Committee, which met four (4) times in 2016, are: to review and approve executive and all Senior Vice President and above officer compensation; select and approve employee benefits and retirement plans; and, review and approve the Company’s stock incentive and profit sharing plans. The Board has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee charter is attached to this proxy statement as Exhibit C. Compensation Committee members are Mr. Karl L. Hanneman, Mr. David J. McCambridge, Ms. Krystal M. Nelson and Mr. John C. Swalling. All members of the Compensation Committee have been determined by the Board to be independent directors within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements. Mr. McCambridge was appointed to the Compensation Committee in 2011, Mr. Hanneman was appointed in 2014, Ms. Nelson was appointed in 2015 and Mr. Swalling was appointed in 2005.
Governance and Nominating Committee
The Governance and Nominating Committee was formed in August of 2011 with the adoption of the Company’s Governance and Nominating Committee charter. The Governance and Nominating Committee met four (4) times in 2016. The primary functions of the Governance and Nominating Committee are: (i) to evaluate the size and composition of the Board; (ii) to develop criteria for Board membership; (iii) to identify, recruit, interview, and evaluate individuals qualified to become Board members; and, (iv) to evaluate the independence of existing and prospective directors. A copy of the Governance and Nominating Committee charter is attached to this proxy statement as Exhibit D. With respect to nomination of director candidates, the Governance and Nominating Committee will consider nominations from the Company’s shareholders using the same criteria as for all other nominations. Shareholder nominations must be made in writing and delivered or mailed to the Corporate Secretary not later than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of shareholders of the Company. Any nomination not made in accordance with the Bylaws may, at the discretion of the chairperson of the meeting, be disregarded.
Additionally, the Governance and Nominating Committee recommends appointments of directors to the Board’s Committees, reviews and approves the related party nature of all related party transactions, and reviews the adequacy of the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics and recommends any proposed changes to the Board for approval. Current members of the Governance and Nominating Committee are Mr. David W. Karp, Mr. John C. Swalling, Ms. Linda C. Thomas and Mr. David G. Wight. Mr. Karp was appointed to the Governance and Nominating Committee in 2015, Messrs. Swalling, and Wight were appointed in 2011, and Ms. Thomas was appointed in 2014. All of the members of the Governance and Nominating Committee are considered by the Board to be independent directors within the meaning of currently applicable rules of the Securities and Exchange Commission and the Nasdaq Global Select Market listing requirements.

Director Nomination Criteria
The Governance and Nominating Committee believes that certain criteria should be met by director nominees to ensure effective corporate governance of the Company. Qualified candidates are those who, in the judgment of the Governance and Nominating Committee, possess certain personal attributes, a diversity of ideas and viewpoints, and a sufficient mix of experience and related attributes to assure effective service on the Board. The personal attributes of director nominees that the Governance and Nominating Committee considers include:

•
Integrity. Each candidate shall be an individual who has demonstrated integrity, honesty, fairness, responsibility, good judgment, and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field;

•	Leadership. Each candidate should be or have been in a generally recognized position of leadership in the candidate’s field of endeavors;
•
Independence. No candidate, or family member (as defined in Nasdaq Global Select Market rules) or affiliate or associate (as defined in federal securities laws) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company;

•
Active Participation. Each candidate must be prepared to participate fully in Board activities, attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Governance and Nominating Committee's sole judgment, interfere with or limit his or her ability to do so;

•
Best Interests of All Shareholders. Each candidate must be prepared to represent the best interests of all the Company’s shareholders and be willing to state their independent opinions in a constructive manner; and,

•	Collegiality. Each candidate should be able to work well with other directors and executives of the Company.
The Governance and Nominating Committee will consider and evaluate all candidates identified through the processes described above, including incumbents and candidates proposed by the Company’s shareholders. After consideration, the Governance and Nominating Committee will finalize its list of recommended candidates to the Board for its consideration. Candidates who are then approved by the Board are included in the recommended slate of director nominees in the Company's proxy statement.
Director Compensation
In 2016, all non-officer directors except Mr. Swalling received a $12,500 annual cash retainer. Mr. Swalling, who serves as the Company's lead director, received a $17,500 annual cash retainer in 2016. All non-officer directors received an additional $20,000 in cash to be used for the purchase of the Company’s common stock on the open market, payable following the Annual Meeting. Additionally, each non-officer director received a fee of $1,000 for each Board meeting attended. Members of the Audit Committee received $1,000 for each Audit Committee meeting attended with the exception of the committee chairperson, who received $1,750 for each committee meeting they attended. Members of the Governance and Nominating, and Compensation Committees received $850 for each committee meeting attended with the exception of the committee chairpersons who received $1,500 for each committee meeting they attended. For information as to specific amounts paid to each of our directors in 2016 see "Director Compensation" in this proxy statement.
Compensation Committee Interlocks and Insider Participation
The following directors served as members of the Compensation Committee during 2016: Mr. Karl L. Hanneman, Mr. David J. McCambridge, Ms. Krystal M. Nelson and Mr. John C. Swalling. No member of the Compensation Committee was, during the year ended December 31, 2016, an officer, former officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure by the Company under the Securities and Exchange Commission rules requiring disclosure of certain relationships and related party transactions. No executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, or (iii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Board, during the year ended December 31, 2016.

EXECUTIVE OFFICERS
The following table sets forth certain information about the Company’s executive officers:

Name/Age	Position	Has Served as an Executive Officer Since
Joseph M. Beedle, 65(1)	Chairman, President and Chief Executive Officer of the Company and Chairman of the Bank	2006
Latosha M. Frye, 38(2)	Executive Vice President, Chief Financial Officer of the Company and the Bank	2014
Joseph M. Schierhorn, 59(3)	Executive Vice President, Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank	2001
Michael A. Martin, 50 (4)	Executive Vice President, General Counsel and Corporate Secretary of the Company and Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary of the Bank	2016
Benjamin D. Craig, 42(5)	Executive Vice President, Chief Information Officer of the Bank	2015

(1)
Mr. Beedle previously served as Chief Financial Officer of the University of Alaska from 2000 until 2006 and as chief executive of Goldbelt, Inc., an Alaska Native Corporation, from 1994 to 2000. He has more than thirty (30) years banking experience, including in an executive lending role, having served as Executive Vice President and Chief Credit Officer for Key Bank of Alaska from 1985 to 1993. Prior to his appointment as Chairman in 2016 and President and Chief Executive Officer of the Company in 2015, Mr. Beedle served as Chief Executive Officer of the Bank from 2011 - 2015, President of the Bank from 2009 - 2015, and Executive Vice President, Chief Lending Officer, of the Bank from 2006 - 2009, and Executive Vice President of the Company from 2006 - 2015.

(2)
Ms. Frye joined the Company in August 2006 as Assistant Vice President, Lead Accountant for Financial Reporting. She was promoted to Assistant Controller in 2008, and in May 2009 was promoted to Vice President, Controller of Financial Reporting. In May 2014, Ms. Frye was promoted to Senior Vice President, Chief Financial Officer of the Company and the Bank. In March of 2015, Ms. Frye was promoted to Executive Vice President, Chief Financial Officer of the Company and the Bank. Prior to joining the Company, Ms. Frye spent four (4) years with KMPG LLP, during which time she served as an audit senior. Ms. Frye earned her Masters of Accountancy and Bachelors of Science in Accounting from the University of Montana and is a graduate of the American Bankers' Association Stonier Graduate School of Banking. In 2013, Ms. Frye earned the Wharton Leadership Certificate from The Wharton School at the University of Pennsylvania. She is a Certified Public Accountant licensed in the State of Alaska. Ms. Frye has been a Trustee on the University of Alaska Foundation's Board and Chair of their Audit and Finance Committee since 2016.

(3)
Mr. Schierhorn previously served as Assistant Vice President, Commercial Loan Officer, with Key Bank Alaska from 1988 until 1990. He joined the Bank in 1990 as Vice President and Commercial Loan Officer, was appointed Senior Vice President, Commercial Loan and Compliance Manager in 2000 and in 2001 was named an executive officer as Senior Vice President, Chief Financial Officer and Compliance Manager of the Company and the Bank. He was named Executive Vice President, Chief Financial Officer in 2005 and Corporate Secretary in 2013. In 2013, Mr. Schierhorn was appointed Chief Operating Officer of the Company and the Bank while continuing to serve as the Executive Vice President, Chief Financial Officer, and Corporate Secretary of the Company and the Bank until Ms. Frye's appointment as Chief Financial Officer in May, 2014. In March of 2015, Mr. Schierhorn was promoted to President of the Bank and in January 2016, was named Chief Executive Officer of the Bank, and retained his title of Executive Vice President, Chief Operating Officer of the Company. Mr. Schierhorn earned his Juris Doctorate and Masters in Management in 1985 and is a certified public accountant and member of the Alaska Bar Association.

(4)
Mr. Martin joined the Company in 2011 as a Commercial Loan Officer. He was promoted to Commercial Loan Unit Manager in 2012, In-House Legal Counsel and Business Development Officer in 2014, and to General Counsel and Corporate Secretary in 2015. In 2016 he was promoted to Chief Operating Officer of the Bank. Mr. Martin has been in the financial industry since 1995. He has taught many courses through Alaska Pacific University, Pacific Coast Banking School at the University of Washington, the American Institute of Banking, and as an Adjunct Professor at the University of Alaska Anchorage. Mr. Martin holds a Juris Doctorate from Ohio Northern University, Bachelors of Science from

Juniata College, and is a graduate of the Pacific Coast Banking School. He is a past-president of Alaska Public Media as well as the current Secretary and Treasurer of the Alaska Bankers Association.

(5)
Mr. Craig joined the Company in 2009 as Vice President, Information Technology Manager. He was promoted to Senior Vice President, Chief Technology Officer in 2010 and to his current position as Executive Vice President, Chief Information Officer in 2015. Mr. Craig began his technology career in the United States Air Force in 1995, where he honorably served until 2000 as a Computer and Communications Systems Manager. From 2000 to 2001 Mr. Craig was Director of Network Operations at 3NF Corporation. Immediately prior to joining the Company, from 2001 until 2009, Mr. Craig served as the Vice President, Information Technology Manager for River City Bank in California. Mr. Craig also currently leads the Anchorage VMware User Group.

All officers are elected by the Board for a one year term or until their successors are appointed and qualified. Each of our executive officers have employment agreements with the Company with the exception of Mr. Craig, who's employment agreement is solely with the Bank. See "Executive Compensation - Employment Agreements."
Code of Conduct. The Company has adopted a Code of Conduct, which includes a Code of Ethics for our executive officers. We will furnish a copy of the Code of Conduct to shareholders at no charge upon written request to the Corporate Secretary at 3111 C Street, Anchorage AK 99503.

COMPENSATION DISCUSSION AND ANALYSIS
This section provides information regarding the compensation program in place for our Chief Executive Officer, Chief Financial Officer, the three (3) most highly compensated executive officers who were serving as executive officers of the Company at the end of 2016, as well as an additional highly compensated executive officer who the Company anticipates will replace a recently retired executive officer as one of the Company's three (3) most highly compensated executive officers outside of our Chief Executive Officer and Chief Financial Officer (collectively, the "named executive officers"). The Company has elected to voluntarily include Mr. Michael Martin as a named executive officer for 2016 in connection with the retirement of Mr. Steve Hartung on December 31, 2016. This section includes information regarding the overall objectives of our compensation program and each element of compensation that we provide.
The Compensation Committee believes that the Company’s current annual and long-term incentive compensation programs for its executives, senior managers and key employees serve to appropriately focus these individuals on the Company's current and future business needs. The Company’s compensation program is designed to mitigate risk by capping performance based payments and defining performance criteria focused not only on profitability and growth, but also on managing risk and expenses and improving credit quality. The Compensation Committee continually assesses the Company’s compensation objectives, philosophy, and forms of compensation for the Company’s executives, and has determined that the Company’s current compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.
The Company has included Proposal 3, a non-binding advisory vote on executive compensation, in this proxy statement in accordance with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and regulations of the Securities and Exchange Commission. Proposal 3 provides the shareholders of the Company with a non-binding advisory vote on compensation programs for our named executive officers (sometimes referred to as "say on pay") as described in the Compensation Discussion and Analysis section of this proxy statement. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. At the annual meeting of our shareholders that was held on May 19, 2011, the Company’s shareholders expressed a preference that an advisory vote on executive compensation of the Company’s named officers should occur every year. Accordingly, we are holding the non-binding advisory vote outlined in Proposal 3 at the Annual Meeting. Additionally, since the Dodd-Frank Act and related regulations of the Securities and Exchange Commission require that shareholders must select the frequency at which the Company will hold this non-binding say on pay advisory vote at least once every six years, the Company is required to hold such a frequency vote at this Annual Meeting of shareholders. Accordingly, we are holding the non-binding advisory vote outlined in Proposal 4. Shareholders shall vote on whether or not the advisory vote on executive compensation of the Company’s named executive officers should occur every one (1), two (2), or three (3) years.
The Compensation Committee has concluded that the compensation policies of the Company are not likely to have a material adverse effect on the Company.
Overview of Compensation Program
The Compensation Committee of the Board bases its compensation strategy on maintaining the Company’s primary strategic goal: to maintain, over the next several years, a well-capitalized, superior customer first service-focused financial institution headquartered in Anchorage and serving the greater Anchorage, Matanuska Valley, Fairbanks, and Southeast Alaska areas, as well as various other markets in and outside Alaska. We believe that achieving the Company’s business and growth strategies will create long-term value for shareholders and will protect the interests of our customers.
Compensation Philosophy and Objectives
The Compensation Committee believes that compensation packages for the Company’s named executive officers, key personnel, and other employees should be based, to a substantial extent, on achievement of the goals and strategies the Board has established. When establishing salaries, performance based payments, and stock option awards for named executive officers, the Compensation Committee considers: (i) the Company’s financial performance during the past year; (ii) the individual officer’s performance during the past year based upon the officer’s scope and level of responsibility and how well she or he managed and carried out those responsibilities to achieve the Company’s goals, as well as how well that officer dealt with unexpected challenges and opportunities that were not anticipated in the Company’s annual goal setting process; and (iii) market data related to the salaries of executive officers and key personnel in similar positions with companies of comparable size, as well as other companies within the financial institutions industry. For named executive officers other than the Chief Executive Officer, the Compensation Committee gives consideration to recommendations made by the Chief Executive Officer.

The Company has developed and implemented policies for determining salary structure, annual performance based payments, and employee stock option and other stock-based awards based on recommendations of independent, nationally recognized compensation consultants. These consultants periodically evaluate the Company’s executive compensation programs at the request of the Compensation Committee.
Role of Executive Officers in Compensation Decisions
The Compensation Committee makes all decisions related to the compensation of the Company’s Chief Executive Officer, subject to the Board’s further approval. The Compensation Committee approves recommendations made by the Chief Executive Officer for all compensation for the Chief Operating Officer, and approves recommendations made by Chief Executive Officer and the Chief Operating Officer for all compensation for other executive officers of the Company. All Compensation for the Company’s Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer are further approved by the Board.
The Chief Executive Officer and the Chief Operating Officer annually review the individual performance of the Company’s key employees. Their recommendations for all compensation, based upon individual officer performance evaluations, are presented to and discussed with the Compensation Committee. The Compensation Committee can at its discretion modify any recommended adjustments or awards as deemed to be appropriate.
Independent Consultants
The Compensation Committee has the authority to engage independent compensation consultants. The Compensation Committee, from time-to-time as deemed appropriate, has engaged the services of Frederic W. Cook and Co., Inc. ("FWCC") to analyze and evaluate the Company’s overall compensation program and practices as compared to a selected group of publicly traded peer group banks of similar size within the Pacific Northwest region and California. The Company engaged FWCC as a compensation consultant with respect to compensation awards to our executives in 2016. Additionally, the Company engaged FWCC to assist the Governance and Nominating Committee with a review of compensation for non-officer members of the Board in 2015. In 2014 and 2016, the Company engaged FWCC to assist the Compensation Committee with a compensation survey in connection with the review of named executive officers and other senior officers. Additionally, in 2014 FWCC advised the Compensation Committee regarding the creation of the 2014 Stock Incentive Plan and in 2017 regarding the creation of the 2017 Stock Incentive Plan.
In connection with its engagements with FWCC, the Compensation Committee considered various factors bearing upon FWCC’s independence, including, but not limited to, FWCC’s policies and procedures designed to prevent conflicts of interest and the existence of any business or personal relationship that could impact FWCC’s independence. After reviewing these and other factors, the Compensation Committee determined that FWCC was independent and that FWCC's engagements with the Compensation Committee did not present any conflicts of interest.
Executive Compensation
The Company’s executive compensation program currently consists of four (4) key elements: (i) base salary; (ii) a performance-based annual payment; (iii) periodic stock option grants and other stock-based compensation awards; and, (iv) retirement and other deferred benefits. The Compensation Committee engages the services of a qualified compensation consultant as appropriate, and it considers the Company’s executive compensation package as a whole. Each component of the executive’s package is in large part provided for under the terms of the executive’s employment agreement including base salary, which can change from time to time, as well as a performance based payment opportunity under the Company’s Profit Sharing Plan and retirement benefits according to the prescribed terms of the executive’s employment agreement. The Compensation Committee’s and the Company’s philosophy is to be consistent in the timing of its review of the executives’ performance and opportunities for compensatory recognition. Review occurs multiple times in a given year. The Compensation Committee and the Company believe that this practice facilitates the retention of the executive over the short and long-term and appropriately rewards performance based upon each executive’s level of responsibility, accountability, leadership, and measured contributions to the organization.
The Compensation Committee believes that this four-part approach best serves the interests of the Bank, the Company, and its shareholders. This approach enables the Company to meet the requirements of the highly competitive banking and lending environment in which it currently operates while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of shareholders. The performance based annual payment opportunity, which is provided for under the Company’s Profit Sharing Plan, rewards and motivates individual performance, and is based in large part on the contribution made by the officer to the Company’s overall performance. Stock options and other stock-based awards relate a significant portion of long-term remuneration directly to stock price appreciation and serve to further promote the executives’ continued service with the Company. These awards also closely align the interests of the executives and the Company’s shareholders.

The Compensation Committee annually evaluates both executive performance and the structure of executive compensation to ensure that the Company maintains its ability to attract and retain customer service motivated employees in key positions. From time-to-time, the Compensation Committee engages an independent consultant to analyze executive compensation. The last evaluation of executive compensation that included an analysis by FWCC was done in 2016. This evaluation ensures that compensation for executives is reasonable and competitive with similar positions held in peer group organizations in the local Alaska market, the Pacific Northwest, and California. The peer group that the Compensation Committee used for this evaluation in 2016 consisted of seventeen Pacific Northwest and California commercial banks similar in size to Northrim: TriCo Bancshares; F & M BanCorp; Cascade BanCorp; First Financial Northwest, Inc.; Pacific Continental; Heritage Financial; Riverview Bancorp; Bank of Commerce; Bank of Marin Bancorp; First Northern Community Bancorp; Oak Valley Bancorp; Central Valley BanCorp; Heritage Commerce; First Northwest; Heritage Oaks BanCorp; Sierra BanCorp and Pacific Financial. The Compensation Committee objectively evaluates the performance of the Company’s compensation program by periodically comparing the weight and values of its components to the Company’s peer group of Pacific Northwest and California financial institutions as surveyed by independent consultants who gather pertinent salary, benefit, and equity compensation data from then current proxy statement disclosures.
The Compensation Committee’s approach for giving consideration to each element of the Company’s executive compensation package multiple times during a given year is intended to bring consistency to the overall program, and to support the Company’s philosophy to provide more than one (1) opportunity during a given year to measure and recognize the performance and contributions of individual executive officers and officers in key positions. For example, in the first (1st) quarter, the Compensation Committee considers and approves awards to participants under the Company’s Profit Sharing Plan and approves discretionary service based contributions to the Company’s Savings Incentive 401k Plan. In the first (1st) or second (2nd) quarter of the year, the Compensation Committee selects criteria for the Company’s Profit Sharing Plan’s plan year and conducts the annual officer and executive officer salary review. In the fourth (4th) quarter, the Compensation Committee considers and approves stock option grants and stock awards with pricing based upon the closing price of the Company’s stock on the date of grant.
The Compensation Committee takes an approach based on both quantitative and qualitative factors when considering the compensation of the Company’s Chief Executive Officer. The Compensation Committee considers the Company’s financial results for a given year compared to the Company’s plan and actual results for the previous year. The Compensation Committee also considers certain qualitative accomplishments of the Chief Executive Officer in terms of the Company’s realization of its corporate objectives, his foresight, his extensive community involvement, as well as his leadership in strategically positioning the Company for future significant developments in the banking industry and the Company’s market and developing long-term strategies for the future direction and growth of the organization.
Elements of Executive Compensation
Each year, the Compensation Committee determines whether or not the employment agreements of the Company’s named executive officers should be renewed, and whether or not a change in terms is appropriate. See further discussion of the employment agreements under "Executive Compensation - Employment Agreements."
The Company and the Bank do not have any arrangements in place for or with the named executive officers whereby their compensation may be comprised of proportionate amounts of base salary, performance based annual payments, options and other stock-based compensation, or retirement and other deferred benefits. Instead, compensation is comprised of such components in amounts as determined by the Compensation Committee at its discretion.
Base Salary. Based on its consideration of competitive industry salaries and general economic conditions within the Company’s market area and the financial institution industry, the Company’s Human Resources Department has established a graded salary structure for all of the Company’s employees. Every salary grade is structured to allow for personal growth ranging from the grade’s entry level benchmark through the mid-point range and to the upper-most level of annual salary for each grade. The matrix used to objectively calculate annual merit increases applies factors related to the position of the individual’s current salary within the established ranges for her or his salary grade, predetermined rates of increase based on an annual survey of market data, and an evaluation of the employee’s performance. The Company's Human Resources Department reviews the schedule of matrix driven changes to individual officer annual base salaries and can make recommendations for any additional adjustments. Additionally, individual base salaries for named executive officers and other officers in key positions, other than the Chief Executive Officer, are reviewed and may be adjusted by the Chief Executive Officer. The Compensation Committee makes all decisions related to the compensation of the Company’s Chief Executive Officer. Officer base salary levels are reviewed annually in the first (1st) quarter of the Company’s fiscal year and any increases to base annual salaries are recommended to the Compensation Committee by the Chief Executive Officer for approval based on an assessment of an officer’s scope of responsibilities, experience, the officer’s individual performance, and contributions to the success of the organization. Additionally, the salaries of the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer are reviewed and approved by the Board.

Performance Based Annual Payment. In November of 2011, the Board approved the Company’s Profit Sharing Plan. Executive officers, in addition to all current employees of the Company and Bank who commenced employment prior to the January 1 that precedes or coincides with a performance period, are eligible to participate in payments made from a profit sharing pool calculated in accordance with the provisions of the Company's Profit Sharing Plan. The selection of the Company's Profit Sharing Plan criteria occurs within 120 days of the beginning of the Company’s fiscal year. The selection of the criteria for 2016 occurred in March of 2016. Under the provisions of the Profit Sharing Plan, criteria established each year will include:

•	Designation of one (1) or more performance periods for the fiscal year;
•	Determination of the formula for determining the profit share pool for each performance period, including the performance goals used in the formula;
•	Assignment of an initial profit share pool allocation for each performance period for each eligible employee of the Bank and the Company based on responsibility level; and,
•	Designation of a performance rating factor for each eligible employee of the Bank and the Company.
The Company's Profit Sharing Plan also provides that the Compensation Committee of the Board may designate any employee, including an executive officer, as ineligible to receive a profit sharing allocation at its complete discretion. Additionally, the Compensation Committee may adjust any employee’s profit sharing allocation from the profit sharing pool at its discretion. However, no individual profit sharing allocation can exceed seven and a half percent (7.5%) of the entire profit sharing pool for any performance period, and total profit sharing allocations for any performance period cannot exceed one hundred percent (100%) of the profit sharing pool for the performance period. Lastly, no individual profit sharing allocation can exceed fifty percent (50%) of that individual’s base salary, and total profit sharing allocations made to the Chief Executive Officer, President, Chief Operating Officer, and Chief Financial Officer of the Company cannot exceed twenty five percent (25%) of the profit sharing pool in any performance period. The profit sharing awards to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer are reviewed and approved by the Board.
The performance goals established by the Compensation Committee for the Company's Profit Sharing Plan for 2016 include measures based on the Company’s strategic goals for 2016. The Compensation Committee reviewed and approved management’s recommended thresholds for each criterion. In 2016, the Company had to meet the following minimum criteria in order for a profit sharing pool to be established:

•	A consolidated return on average assets, which is calculated as consolidated net income divided by average total assets, of at least point eight percent (0.80%);
•	A ratio of total regulatory capital to risk-weighted assets of at least ten percent (10%) for both the Bank and the Company;
•	A ratio of tier one (1) regulatory capital to risk-weighted assets of at least eight percent (8%) for both the Bank and the Company;
•	A ratio of tier one (1) regulatory capital to total average assets of at least five percent (5%) for both the Bank and the Company;
•
A ratio of classified assets to total risk-based regulatory capital for the Bank of no more than thirty percent (30%). (Classified assets include loans classified as substandard, doubtful or loss assets within the Bank’s internal risk rating system, plus other real estate owned and other repossessed assets.); and,

•	Regulatory examination results must be acceptable.
Once the Company determined that the above criteria were met, the profit sharing pool for 2016 was calculated by multiplying pre-tax net income by five percent (5%) for the consolidated return on average assets up to one percent (1%). For consolidated return on average assets in excess of one percent (1%) and up to one point two five percent (1.25%), the Company multiplies the excess pre-tax net income by three (3%). No additional profit sharing pool is established if the Company’s consolidated return on average assets exceeds one point two five percent (1.25%). Additionally, the Compensation Committee has complete discretion to reduce the size of the profit sharing pool as it deems appropriate regardless of the calculated amount described above. The Compensation Committee approved management’s recommendation based upon the calculated payout under the Profit Sharing Plan’s methodology resulting in an aggregate payout of $1.1 million for 2016, $228,000 of which was paid, in the aggregate, to the named executive officers.
Options and Other Stock-Based Compensation. The Compensation Committee is of the philosophy that offering stock-based incentives to executives and key employees: (i) attracts and retains the best available personnel for the long-term; (ii) enhances long-term profitability and shareholder value; and (iii) encourages employees to acquire and maintain stock ownership in the Company, thereby more closely aligning the interests of employees and shareholders. The Compensation Committee follows this philosophy and, subject to the Company’s employee stock incentive plans, the Compensation Committee may determine the employees eligible to receive stock options and other equity awards and to assess the amount of each such stock option or other equity award.
The Company’s 2014 Stock Incentive Plan ("2014 Plan"), an omnibus plan approved by shareholders, authorizes the Board or the Compensation Committee to administer the Plan and to grant to eligible key employees nonqualified stock options, restricted stock, restricted units, performance shares, performance units, stock appreciation rights, or dividend equivalent rights. The Compensation Committee has not delegated any aspect of the administration of any of the Company’s stock incentive plans, including the 2014 Plan, to any other persons.
The 2014 Plan is designed to afford the Compensation Committee flexibility, consistency, and balance in determining and governing the terms and mix of the annual grant of long-and-shorter-term equity based compensation awards to the Company’s executive officers and other employees key to the safe and profitable operation of the Bank. The majority of participants in the Plan are members of the Bank’s senior management team. Participants, including the Company’s named executive officers, are grouped within five (5) tier levels for purposes of granting awards. These tiers are defined by the scope of the participants’ responsibility and roles within the organization. In 2016, Mr. Beedle was classified in the top tier, Mr. Schierhorn in the second (2nd) tier, Messrs. Hartung, Martin and Ms. Frye were classified in the third (3rd) tier, and Mr. Craig was classified in the fourth (4th) tier. The proportion of stock options and restricted stock units granted may vary depending upon an employee’s position within the five (5) tier levels.
The Compensation Committee believes that the awards of stock options and shorter-term restricted units serve to tie the executives’ interests to those of the Company’s shareholders. These awards also provide an incentive for the executives’ long-term retention given the competitive climate in the Bank’s marketplace for experienced and seasoned bankers. The methodology for calculating the total value of equity awards that will be awarded to employees, including the executives, starts with calculating the aggregate value that will be allocated to employees. The aggregate value is calculated by taking the Company’s market capitalization times point five percent (0.50%). This value is then allocated to employees based on the five (5) tiers described above. Employees are placed into one (1) of the five (5) tiers based on their level of responsibility within the Company. The Chief Executive Officer recommends proposed grantees and proposed award levels based on performance. The Compensation Committee has full discretion to approve, deny, or change any recommendations from the Chief Executive Officer. Additionally, awards of stock options and restricted units made to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer are reviewed and approved by the Board. The Compensation Committee also analyzes the financial impact of the grant on the Company’s income statement and the potential dilution of the grant to existing shareholders compared to prior grants and the Company’s peer group.
The Company has not established any program whereby executives, key personnel, or directors are required to own and purchase within any specific schedule a defined number of shares of the Company’s common stock.
Retirement and Other Deferred Benefits
Deferred Compensation Plan. The Bank established a Deferred Compensation Plan ("DCP") dated January 1, 1995, as amended October 3, 1996 and January 1, 2005, for the purpose of providing benefit planning to key employees of the Bank by permitting them to defer the receipt of compensation. All officers of the Bank and the Company, including the named executive officers, are eligible to participate and other key employees may become eligible to participate if so notified by the Compensation Committee.
The DCP provides that on or prior to December 31 of each year the plan is in effect, any eligible employee may elect in writing to defer receipt of at least five percent (5%) to a maximum of one hundred percent (100%) of their salary to be paid in the calendar year following the year of election. Any election is irrevocable as to any salary payable in the next year and effective with respect to future years unless revoked by the participant prior to December 31 of the year preceding the year in which the deferral is to take effect. Under the DCP, eligible employees, including the named executive officers, may elect to defer receipt of all or a portion of their remaining salary to be paid in the current calendar year if such written election is made within thirty (30) days after she or he is first notified by the Compensation Committee of her or his eligibility to become a participant. The DCP provides that any eligible employee may elect to defer receipt of at least five percent (5%) to a maximum of one hundred percent (100%) of their performance based payments for services to be performed in a succeeding plan year under the same conditions described above. All amounts deferred are credited to participant accounts with interest compounded annually. According to the DCP, interest while an eligible employee is not eligible for distributions is based on the Bank’s average yield on its total assets calculated on January 1, based on the prior year’s performance, less one (1) percentage point. Interest after an employee starts taking distributions from the DCP is based on the market yield on U.S. Treasury securities for a term equal to two-thirds (2/3) of the installment period of payments to the employee. None of the named executive officers elected to defer receipt of compensation in 2016.
Northrim Bank Savings Incentive Plan 401k. Named executive officers participate in the Company’s qualified retirement plan, the Northrim Bank Savings Incentive Plan ("401k Plan") to the same extent and subject to the same rules and limitations as the Company’s and the Bank’s other employees. The 401k Plan provides for a mandatory $0.25 match for each $1.00 contributed by an employee up to six percent (6%) of the employee’s salary such that the mandatory match will not exceed one point five percent (1.50%) of the employee's salary. The 401k Plan also provides for a three (3) tier discretionary service based contribution regardless whether the employee participates in the 401k Plan through salary deferrals. The first (1st) tier contributes one percent (1%) of an employee’s salary if an employee has worked at the Bank for more than one (1) but less than three (3) years. The second (2nd) tier contributes two percent (2%) of an employee’s salary if an employee has worked at the Bank for three (3) but less than six (6) years, and the third (3rd) tier contributes four percent (4%) of an employee’s salary if an employee has worked at the Bank for six (6) years or more. The 401k Plan allows for an additional discretionary match of up to $0.75 for each $1.00 contributed by an employee up to six percent (6%) of that employee’s salary such that the discretionary match will not exceed four point five percent (4.5%) of the employee's salary. A residual discretionary contribution after all the previously listed contributions have been made is also provided for under the 401k Plan. Non-mandatory contributions made to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer under the 401k Plan are reviewed and approved by the Board. Based upon the Bank’s performance in 2016, the service based contribution was approved by the Compensation Committee and the Board. There was no discretionary match approved in 2016.
Supplemental Executive Retirement Plan. Effective July 1, 1994, the Bank adopted the Northrim Bank Supplemental Executive Retirement Plan ("SERP") for the benefit of its executive officers, including the named executive officers. As provided by the SERP, the Company makes annual contributions to participant accounts on January 1 at a percentage rate of annual base salary determined and approved by the Compensation Committee. The Compensation Committee can exercise its authority to determine and approve changes to this percentage, as well as approve new participants under the SERP. The Compensation Committee generally makes these determinations based upon recommendations of the Chief Executive Officer or the Chief Operating Officer and upon consideration of the percentage rates of annual base salary contributed by the Company for each SERP participant and relative levels of each participant’s current responsibility. Additionally, contributions made to the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer under the SERP Plan are reviewed and approved by the Board of Directors.
Earnings under the SERP are credited for the year on January 1 and based on the Bank’s average yield on its total assets, less a three (3) year rolling average of net loan charge-offs as a percentage of average loans outstanding for the respective periods. The SERP provides for payment of a specified amount to plan participants upon retirement, with early retirement permitted after the participant’s fifty-fifth (55th) birthday, if she or he has completed at least five (5) years of vesting service under the terms of the Company’s Savings Incentive Plan prior to early retirement. Benefits are payable monthly beginning ninety-one (91) days after retirement, with the amount payable being equal to the total plan account balance for that participant (including interest at a specified fixed rate) divided by twelve (12) months, divided by the number of years over which the participant elects to receive payments, with fifteen (15) years being the maximum period over which payout is permitted. If the participant dies prior to commencement of benefits, benefits are paid to the participant’s survivors in equal installments over fifteen (15) years unless the Compensation Committee elects to accelerate payment. Additionally, the SERP was amended in August 2015 to provide for a distribution of benefits upon termination of employment resulting from disability. Under the terms of the SERP a participant will receive such participant’s account in the most recent form of payment properly elected prior to his or her disability in accordance with the terms of this SERP, with payments commencing as soon as reasonably practicable after such participant’s disability. If the SERP participant made no form of payment election, the participant’s account will be paid to the participant in ten (10) annual installments, beginning as soon as reasonably practicable after the participant’s disability.
Supplemental Executive Retirement Deferred Compensation Plan. The Compensation Committee, the Board and management have deemed it prudent for the Bank to have life insurance protection on certain of the Company's executive officers, considering the out-of-pocket costs related to replacing an executive officer, as well as the intangible but real loss due to disruptions in management and loss of existing or new business because of the death of a key individual. For these reasons, the Compensation Committee and the Board authorized the Bank to establish the Supplemental Executive Retirement Deferred Compensation Plan ("SERDCP"), a non-qualified deferred compensation plan. Certain executive officers, as identified by the Compensation Committee, are entitled to participate in the SERDCP. The SERDCP is intended to provide a source of funds for participants’ retirement through the Bank’s purchase and ownership of key man insurance coverage in the form of a variable adjustable life policy in an amount approved by the Compensation Committee and the Board for each participant. The annual premium payment covers the cost of providing the Bank with a full death benefit for the face amount of the policy, and the cost of providing the executive officer the deferred compensation retirement benefit or a death benefit to the executive officer’s beneficiaries in the event of the executive officer’s death before retirement. Earnings are based upon the participant’s discretionary selection of investment opportunities available through the insurance provider to develop the cash surrender value of the portion of the premiums paid and allocated for that purpose.
In the event of the participant’s retirement, the cash surrender value of the policy can be paid out in a lump sum or in installments not to exceed ten (10) years. The participant can also elect to receive the insurance policy net of a distribution of cash value sufficient to pay taxes upon receipt of the policy. In the event of the participant’s death, an amount equal to the greater of the cash surrender value or a stated death benefit, as described in the SERDCP document, would be paid to the participant’s beneficiary.

Additionally, the SERDCP was amended in August 2015 to provide for a distribution of benefits upon termination of employment resulting from disability. Under the terms of the SERDCP a participant will receive such participant’s account in the most recent form of payment properly elected prior to his or her disability in accordance with the terms of this SERDCP, with payments commencing as soon as reasonably practicable after such participant’s disability.
Tax and Accounting Treatment of Executive Compensation
Deductibility of Executive Compensation. The Compensation Committee is aware of the limits set on individual grants to provide for the Company’s deductibility of options and performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Based on the terms of the 2014 Plan, individual grants of options and stock appreciation rights are limited to one-hundred-thousand (100,000) shares of common stock during any three (3) consecutive calendar years; individual grants of restricted stock, restricted stock units, performance shares, and performance units are limited to fifty-thousand (50,000) shares of common stock during any three (3) consecutive calendar years. Performance measures are included in the 2014 Plan as required for performance shares and performance units to qualify for exemption under Section 162(m).
Nonqualified Deferred Compensation. Section 409A of the Code imposes election, payment, and funding requirements on "nonqualified deferred compensation" plans. If a nonqualified deferred compensation arrangement subject to Section 409A of the Code fails to meet, or is not operated in accordance with, the requirements of Section 409A, then compensation deferred under the arrangement may become immediately taxable and subject to a twenty percent (20%) additional tax. Certain awards that may be issued under the plan may constitute a "deferral of compensation" subject to the requirements of Section 409A of the Code.
Prohibition Against Hedging
The Board has approved a policy that prohibits our directors and executive officers from hedging their ownership of our shares of common stock including trading in options, puts, calls or other derivative instruments relating to our securities.
2016 Advisory Vote on Executive Compensation
The Company provided shareholders a non-binding advisory vote on executive compensation in 2016. At the Company’s 2016 Annual Meeting, shareholders expressed substantial support for the compensation of the Company’s named executive officers, with approximately 95% of the votes cast for approval of the "say-on-pay" vote on executive compensation. The Compensation Committee considered the results of the 2016 advisory vote. The Compensation Committee also considered many other factors in evaluating the interaction of the Company’s compensation programs with its business objectives. While all of these factors bore on the Compensation Committee’s decisions regarding named executive officer compensation, the Compensation Committee did not make any changes to the Company’s executive compensation program and policies as a result of the shareholders’ 2016 "say-on-pay" advisory vote.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned by our named executive officers for 2016, which includes our Chief Executive Officer, our Chief Financial Officer, and our four other most highly compensated officers who were serving as executive officers in 2016. The information in the following table is provided for the fiscal years ended December 31, 2016, 2015, and 2014, and includes all compensation awarded to, earned by, or paid to our named executive officers during the years indicated:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Joseph M. Beedle, Chairman, President and Chief Executive Officer of the Company:
	2016	$290,000	N/A	$48,332	$48,328	$46,690	$5,209	$162,104	$600,663
	2015	$300,675	N/A	$49,323	$49,315	$56,984	$3,657	$162,104	$622,058
	2014	$271,459	N/A	$42,884	$42,897	$47,876	$1,297	$151,854	$558,267
Latosha M. Frye, Executive Vice President, Chief Financial Officer of the Company and the Bank(6):
	2016	$203,840	N/A	$43,499	$14,500	$34,612	$172	$20,871	$317,495
	2015	$162,560	N/A	$29,594	$29,589	$30,172	$39	$17,135	$269,089
	2014	$134,572	$7,500	$19,069	$19,066	$18,987	$—	$8,519	$207,713
Joseph M. Schierhorn, Executive Vice President, Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank:
	2016	$290,864	N/A	$72,498	$24,167	$46,829	$6,087	$116,568	$557,014
	2015	$292,709	N/A	$49,323	$49,315	$55,474	$3,316	$100,060	$550,197
	2014	$259,813	N/A	$33,363	$33,367	$42,767	$1,200	$105,690	$476,200
Steven L. Hartung, Executive Vice President, Corporate Development and Affiliate Relations of the Company and the Bank:
	2016	$224,183	N/A	$43,499	$14,500	$33,674	$6,796	$66,458	$389,110
	2015	$216,951	N/A	$29,594	$29,589	$38,375	$5,111	$64,749	$384,369
	2014	$241,480	N/A	$27,962	$27,970	$39,749	$1,872	$82,250	$421,283
Benjamin Craig, Executive Vice President, Chief Information Officer of the Bank(7):
	2016	$216,363	N/A	$36,249	$12,084	$34,115	$123	$24,506	$323,440
	2015	$192,675	N/A	$19,729	$19,726	$31,647	$—	$11,950	$275,727
Michael Martin, Executive Vice President, Chief Operating Officer of the Bank(7):
	2016	$190,492	N/A	$43,499	$14,500	$32,346	$98	$16,387	$297,322

(1)
The amounts listed for each named executive officer’s stock award represent the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718 and are based on the price of the Company’s stock at the close of business on the date of each grant.

(2)
The amount listed for each named executive officer’s option award represents the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718. See further discussion about the assumptions used in the pricing model at Note 21 in the Company’s Annual Report on Form 10-k for the year ended December 31, 2016.

(3)
The amount listed for each named executive officer represents the individual’s performance based payment earned in such fiscal year, but paid in the following fiscal year, as calculated according to the provisions of the Company’s Profit Sharing Plan in 2016, 2015 and 2014 as approved by the Compensation Committee. See Non-Equity Incentive Plan Awards and Employment Agreements contained herein this proxy statement.

(4)
The amount listed for each named executive officer under this category is the excess earnings on the named executive officer’s account over one-hundred-twenty percent (120%) of the federal rate for each applicable year.

(5)	The amount listed for each named executive officer represents items of compensation not reflected elsewhere in this Summary Compensation Table:

The aggregate total of all other compensation disclosed for Mr. Beedle for 2016 is equal to the amounts of $14,575 representing contributions to the Company’s 401k savings plan for Mr. Beedle as well as the Company’s contributions to the SERP and SERDCP for Mr. Beedle in the amounts of $58,000 and $89,529, respectively. These amounts contributed to the SERP and SERDCP for Mr. Beedle are disclosed in the footnotes to the Nonqualified Deferred Compensation table.

The aggregate total of all other compensation disclosed for Ms. Frye for 2016 is equal to the amounts of $12,871 and $8,000 representing contributions to the Company’s 401k savings plan for Ms. Frye and the Company’s contribution to the SERP for Ms. Frye.

The aggregate total of all other compensation disclosed for Mr. Schierhorn for 2016 is equal to the amounts of $14,575 representing contributions to the Company’s 401k savings plan for Mr. Schierhorn as well as the Company’s contributions to the SERP and SERDCP for Mr. Schierhorn in the amounts of $57,000 and $44,993, respectively. These amounts contributed to the SERP and SERDCP for Mr. Schierhorn are disclosed in the footnotes to the Nonqualified Deferred Compensation table.

The aggregate total of all other compensation disclosed for Mr. Hartung for 2016 is equal to the amounts of $14,436 and $52,022 representing contributions to the Company’s 401k savings plan for Mr. Hartung and the Company’s contribution to the SERP for Mr. Hartung. The amount contributed to the SERP for Mr. Hartung is disclosed in the footnotes to the Nonqualified Deferred Compensation table.

The aggregate total of all other compensation disclosed for Mr. Craig for 2016 is equal to the amounts of $13,641 and $10,865 representing contributions to the Company’s 401k savings plan for Mr. Craig and the Company’s contribution to the SERP for Mr. Craig.

The aggregate total of all other compensation disclosed for Mr. Martin for 2016 is equal to the amounts of $7,668 and $8,719 representing contributions to the Company’s 401k savings plan for Mr. Martin and the Company’s contribution to the SERP for Mr. Martin.

(6)	Ms. Frye was appointed the Company’s Chief Financial Officer on May 15, 2014.
(7)
Mr. Craig was not a named executive officer in 2014 and Mr. Martin was not a named executive officer in 2014 or 2015. Accordingly, as permitted by the rules of the Securities and Exchange Commission, only information relating to Mr. Craig’s and Mr. Martin's compensation for the fiscal year during which they were named executive officer is disclosed in the Summary Compensation Table and other compensation tables, the footnotes to those tables, and in the related discussions of Mr. Craig’s and Mr. Martin's compensation.

Employment Agreements
The Company and the Compensation Committee share the philosophy that employment agreements serve to further strengthen the relationships between the Company, its key executives, and its shareholders, particularly in light of the highly competitive climate in which the Bank and the Company currently operate.
The employment agreements at December 31, 2016 for Messrs. Schierhorn, Beedle, Craig, Martin, Hartung and Ms. Frye included the following entitlements: reasonable health insurance, disability and other employee benefits on a basis at least as favorable as that accorded to any other officer, as well as allowance for adjustments to annual base salary as deemed appropriate by the Compensation Committee.
Messrs. Schierhorn, Beedle, Craig, Martin,and Ms. Frye entered into new employment agreements effective January 1, 2017. The contracts of Mr. Schierhorn and Ms. Frye included nearly identical terms and provisions as their previous employment agreements. Each new employment agreement also provides that in the event of termination of employment by the Company without cause or by the employee for good reason, health and insurance benefits for such employee will be continued for a period of twelve (12) months from the termination date, with the exception of Mr. Craig, who's benefits will be continued for a period of nine (9) months from the termination date.
In addition, Mr. Beedle’s new employment agreement provides for an adjustment in Mr. Beedle's base salary to $199,000 from a base salary of $290,000. The terms of Mr. Schierhorn’s new employment agreement provides for a change in Mr. Schierhorn's title to Chief Executive Officer and President of the Bank. The terms of Ms. Frye’s new employment agreement provide for an adjustment in Ms. Frye's base salary to $237,000 from a base salary of $197,000. Each of the new employment agreements has an initial term ending on December 31, 2017, which will be automatically extended for additional one (1)year term unless at least ninety (90) days prior to any January 1, either party gives notice of its intent not to extend such term or the employment agreement is terminated in accordance with its termination provisions.

All of the employment agreements reflect the named executive officer’s eligibility to participant in the Company’s Profit Sharing Plan with the exception of Mr. Beedle. The employment agreements with the named executive officers also contain a covenant not to compete, which stipulates that for a period of one (1) year following termination of the agreement (or in the case of Mr. Craig, nine (9) months following the termination of his agreement), or one (1) year following the close of a transaction constituting a change of control agreement (or in the case of Mr. Craig, nine (9) months following the close of such a change in control transaction), the named executive officer will not be directly or indirectly employed by or own any business activity that is competitive with the Company or Bank. As defined in each of their employment agreements, each of the named executive officers is also entitled to the severance benefits discussed herein under the heading Potential Payments Upon Termination or Change of Control.
Joseph M. Beedle
The employment agreement dated January 1, 2017, between the Company, the Bank, and Mr. Joseph M. Beedle, our Chairman, President and Chief Executive Officer of the Company and Chairman of the Bank, establishes Mr. Beedle’s annual salary at $199,000. Mr. Beedle received $290,000 in salary in 2016, which reflected a $290,000 annual salary specified in his previous employment agreement as distributed in accordance with the Company’s biweekly payroll cycle. 2016 included twenty-six (26) pay periods. A profit sharing allocation of $46,690 was earned by Mr. Beedle in 2016, under the provisions of the Company's Profit Sharing Plan. Mr. Beedle is entitled to receive an annual contribution equal to twenty percent (20%) of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs.
Latosha M. Frye
The employment agreement dated January 1, 2017, between the Company, the Bank, and Ms. Latosha M. Frye, our Executive Vice President and Chief Financial Officer, establishes Ms. Frye’s annual salary at $237,000. Ms. Frye received $203,840 in salary in 2016, which reflected the $160,003 annual salary specified in her previous employment agreement combined with salary increases approved by the Compensation Committee in 2016 as distributed in accordance with the Company’s biweekly payroll cycle. 2016 included twenty-six (26) pay periods. A profit sharing allocation of $34,612 was earned by Ms. Frye in 2016, under the provisions of the Company's Profit Sharing Plan. Ms. Frye is entitled to receive an annual contribution equal to ten percent (10%) of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs.
Joseph M. Schierhorn
The employment agreement dated January 1, 2017 between the Company, the Bank, and Joseph M. Schierhorn, our Executive Vice President, Chief Operating Officer of the Company, and President and Chief Executive Officer of the Bank, establishes Mr. Schierhorn’s annual salary at $292,125. Mr. Schierhorn received $290,864 in salary in 2016, which reflected the $285,000 annual salary specified in his previous employment agreement combined with a salary increase approved by the Compensation Committee in 2016 as distributed in accordance with the Company’s biweekly payroll cycle. 2016 included twenty-six (26) pay periods. A profit sharing allocation of $46,829 was earned by Mr. Schierhorn in 2016 under the provisions of the Company's Profit Sharing Plan. Mr. Schierhorn is entitled to receive an annual contribution equal to twenty percent (20%) of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs.
Benjamin D. Craig
The employment agreement dated January 1, 2017 between the Bank and Benjamin D. Craig, our Executive Vice President, Chief Information Officer of the Bank, establishes Mr. Craig’s annual salary at $217,300. In 2016, Mr. Craig entered into an employment agreement with the Bank effective April 15, 2016 which established his annual salary at $217,300. Mr. Craig received $216,363 in salary in 2016, which reflected a $212,000 annual salary combined with a salary increase approved by the Compensation Committee in 2016 as distributed in accordance with the Company’s biweekly payroll cycle. 2016 included twenty-six (26) pay periods. A profit sharing allocation of $34,115 was earned by Mr. Craig in 2016 under the provisions of the Company's Profit Sharing Plan. Mr. Craig is entitled to receive an annual contribution equal to five percent (5%) of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs.

Michael A. Martin
The employment agreement dated January 1, 2017 between the Company, the Bank and Michael A. Martin, our Executive Vice President, General Counsel and Corporate Secretary of the Company, and Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary of the Bank, establishes Mr. Martin’s annual salary at $225,000. Mr. Martin entered into an employment agreement with the Company and the Bank effective April 1, 2016 which established his annual salary at $174,380. Mr. Martin received $190,492 in salary in 2016, which reflected the $174,380 annual salary specified in his previous employment agreement combined with a salary increase approved by the Compensation Committee in 2016 as distributed in accordance with the Company’s biweekly payroll cycle. 2016 included twenty-six (26) pay periods. A profit sharing allocation of $32,346 was earned by Mr. Martin in 2016 under the provisions of the Company's Profit Sharing Plan. Mr. Martin is entitled to receive an annual contribution equal to ten percent (10%) of annual base salary in accordance with the Company’s SERP, which may be adjusted at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions is credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs.
Steven L. Hartung
The employment agreement dated January 1, 2016 between the Company, the Bank, and Steven L. Hartung, our Executive Vice President, Corporate Development and Affiliate Relations, established Mr. Hartung’s annual salary at $260,110. Mr. Hartung was a participant in the Profit Sharing Plan, Stock Incentive Plan and was entitled to receive an annual contribution equal to twenty percent (20%) of annual base salary in accordance with the Company’s SERP, which was subject to adjustment at the Compensation Committee’s and the Board’s discretion. Interest on the accruing contributions was credited based on the average yield of the Bank’s assets less a three (3) year moving average rate of loan charge-offs. Mr. Hartung retired at the end of 2016.
Potential Payments Upon Termination or Change in Control
In accordance with the terms of the Company’s 2014 Stock Incentive Plan, which applied to all named executives, if the Company or the Bank is subjected to a change of control, any outstanding stock option grants or stock awards held by the named executive officers would not automatically vest. However, if the awards were not assumed by or replaced with comparable awards by the successor company, the Compensation Committee may, at its sole discretion, immediately vest all shares.
Additionally, the current employment agreements with Messrs. Schierhorn, Beedle, Craig, Martin, and Ms. Frye specify that if the Company or the Bank is subjected to a change of control and either the Company terminates a named executive officer’s employment without cause or if a named executive terminates his or her employment for good reason within 730 days of the change in control for Messrs. Schierhorn, Beedle, Martin and Ms. Frye and 365 days for Mr. Craig, the named executive is entitled to:

•
All base salary earned and all reimbursable expenses incurred through the termination date payable by the Company in a lump sum no later than forty-five (45) days after the day on which employment is terminated;

•
An amount equal to two (2) times his or her highest base salary over the prior three (3) years for Messrs Schierhorn, Martin and Ms. Frye; one (1) times his highest base salary over the prior three (3) years for Mr. Craig; and one (1) times his base salary for Mr. Beedle, also payable by the Company in a lump sum no later than forty-five (45) days after the day on which employment is terminated;

•
An amount equal to two (2) times his or her average profit share received over the prior three (3) years for Mr. Schierhorn and Ms. Frye and one (1) times his average profit share received over the prior three (3) years for Messrs. Martin and Craig payable by the Company in a lump sum no later than forty-five (45) days after the day on which employment is terminated (Mr. Beedle's employment agreement does not entitle him to receive an amount of his average profit share);

•
The continuation of health and insurance benefits for two (2) years following the termination date of his or her agreement for Mr Schierhorn and Ms. Frye and one (1) year for Messrs. Beedle, Martin and Craig; and,

•	Receive age credit and credit for period of service towards all SERP plans for the remaining period of time covered by each named executive officer’s individual employment agreement.

For Messrs. Schierhorn, Beedle, Martin, Craig and Ms. Frye, if the Company terminates the named executive officer’s employment without cause, or if he or she terminates his or her employment for good reason, the named executive officer’s is entitled to:

•
All base salary earned and all reimbursable expenses incurred under the agreement through his or her termination date payable by the Company in a lump sum no later than forty-five (45) days after the day on which employment is terminated;

•
An amount equal to one (1) times his or her highest base salary over the prior three (3) years for Messrs. Schierhorn, Martin and Ms. Frye; an amount equal to one (1) times his base salary for Mr. Beedle; and, seventy-five percent (75%) of his highest base salary over the prior three (3) years for Mr. Craig, to be paid on the first (1st) day of the month following a period of six (6) months after the termination;

•
Continuation of health and insurance benefits for twelve (12) months for Messrs. Schierhorn, Beedle, Martin and Ms. Frye and nine (9) months for Mr. Craig following the termination date of his or her agreement; and,

•	Receive age credit and credit for period of service towards all SERP plans for the remaining period of time covered by each named executive officer’s individual employment agreement.
For Messrs. Schierhorn, Beedle, Craig, Martin, and Ms. Frye, in the event the Company terminates the named executive officer’s employment for cause or the named executive officer terminates his or her employment without good reason, the named executive officer is entitled only to payment of all base salary earned and all reimbursable expenses incurred through the termination date payable upon the effective date of termination and will have no right to receive compensation or other benefits for any period after termination.
If the Company terminates the employment of Messrs. Schierhorn, Beedle, Craig, Martin, or Ms. Frye on account of any mental or physical disability that prevents him or her from performing his or her duties, then he or she is entitled to one (1) lump sum payment, on the first (1st) day of the month following a period of six (6) months after employment was terminated, of all base salary earned and reimbursable expenses incurred through the termination date, as well as full base salary and health and dental insurance benefits provided, at the Company’s expense, for one (1) year following the termination date.
If a named executive officer’s employment agreement is terminated due to his or her death, under the terms of the agreement, his or her beneficiaries will receive that portion of his or her base salary that otherwise would have been paid to him or her for the month in which his or her death occurred and any other amounts due him or her pursuant to the Company’s SERP, any supplemental deferred compensation plan, and any other death, insurance, employee benefit plan or stock benefit plan provided to him or her by the Company according to the terms of the respective plans.
Mr. Steven L. Hartung received no additional benefits upon his retirement at the end of 2016.
The following table sets forth potential payments payable to our named executive officers in the event of termination of their employment or a change of control of the Company or the Bank as of December 31, 2016 under the provisions of their employment agreements as described above. The value of unvested options and restricted stock units in the discussion below is based on the closing price of the Company’s common stock on December 31, 2016 at $31.60 per share.

Potential Payments Upon Termination/Change of Control
Name	Salary	Cash Severance	Unvested Stock Options	Unvested Restricted Stock Units	Benefits
Joseph M. Beedle
Termination by Employer Without Cause	$3,827	$199,000	$—	$—	$15,110
By Executive For Good Reason	$3,827	$199,000	$—	$—	$15,110
Termination by Employer for Cause	$3,827	$—	$—	$—	$—
By Executive Without Good Reason	$3,827	$—	$—	$—	$—
Change in Control:
Without Cause	$3,827	$199,000	$—	$—	$15,110
For Good Reason within 730 days of change in control	$3,827	$199,000	$—	$—	$15,110
Death	$3,827	$—	$49,306	$158,221	$1,403,424
Disability	$3,827	$103,000	$49,306	$158,221	$15,110

Potential Payments Upon Termination/Change of Control
Name	Salary	Cash Severance	Unvested Stock Options	Unvested Restricted Stock Units	Benefits
Latosha M. Frye
Termination by Employer Without Cause	$4,558	$237,000	$—	$—	$26,063
By Executive For Good Reason	$4,558	$237,000	$—	$—	$26,063
Termination by Employer for Cause	$4,558	$—	$—	$—	$—
By Executive Without Good Reason	$4,558	$—	$—	$—	$—
Change in Control:
Without Cause	$4,558	$529,848	$—	$—	$52,125
For Good Reason within 730 days of change in control	$4,558	$529,848	$—	$—	$52,125
Death	$4,558	$—	$20,113	$103,522	$28,764
Disability	$4,558	$141,000	$20,113	$103,522	$26,063

Potential Payments Upon Termination/Change of Control
Name	Salary	Cash Severance	Unvested Stock Options	Unvested Restricted Stock Units	Benefits
Joseph M. Schierhorn
Termination by Employer Without Cause	$5,618	$292,125	$—	$—	$—
By Executive For Good Reason	$5,618	$292,125	$—	$—	$—
Termination by Employer for Cause	$5,618	$—	$—	$—	$—
By Executive Without Good Reason	$5,618	$—	$—	$—	$—
Change in Control:
Without Cause	$5,618	$680,964	$—	$—	$—
For Good Reason within 730 days of change in control	$5,618	$680,964	$—	$—	$—
Death	$5,618	$—	$33,866	$174,369	$1,148,215
Disability	$5,618	$196,125	$33,866	$174,369	$—

Potential Payments Upon Termination/Change of Control
Name	Salary	Cash Severance	Unvested Stock Options	Unvested Restricted Stock Units	Benefits
Benjamin D. Craig
Termination by Employer Without Cause	$4,179	$162,975	$—	$—	$22,665
By Executive For Good Reason	$4,179	$162,975	$—	$—	$22,665
Termination by Employer for Cause	$4,179	$—	$—	$—	$—
By Executive Without Good Reason	$4,179	$—	$—	$—	$—
Change in Control:
Without Cause	$4,179	$250,181	$—	$—	$30,220
For Good Reason within 730 days of change in control	$4,179	$250,181	$—	$—	$30,220
Death	$4,179	$—	$12,030	$101,088	$24,924
Disability	$4,179	$121,300	$12,030	$101,088	$30,220

Potential Payments Upon Termination/Change of Control
Name	Salary	Cash Severance	Unvested Stock Options	Unvested Restricted Stock Units	Benefits
Michael A. Martin
Termination by Employer Without Cause	$4,327	$225,000	$—	$—	$26,063
By Executive For Good Reason	$4,327	$225,000	$—	$—	$26,063
Termination by Employer for Cause	$4,327	$—	$—	$—	$—
By Executive Without Good Reason	$4,327	$—	$—	$—	$—
Change in Control:
Without Cause	$4,327	$482,346	$—	$—	$26,063
For Good Reason within 730 days of change in control	$4,327	$482,346	$—	$—	$26,063
Death	$4,327	$—	$13,371	$102,984	$16,722
Disability	$4,327	$129,000	$13,371	$102,984	$26,063
In addition to the above provisions, the Company’s Profit Sharing Plan contains what is commonly referred to as a "claw back provision" with respect to bonuses or profit sharing allocations paid under the plan. Under this provision, if the Company is required to restate the financial statements due to material noncompliance with generally accepted accounting principles, the Company will recover from the named executives any excess incentive compensation that was paid as a result of the restatement during the three (3) years prior to the restatement.
Grants of Plan-Based Awards
The Compensation Committee approved awards under our Profit Sharing Plan and awarded stock options and restricted stock grants under our 2014 Plan to our named executive officers during 2016. Set forth below is information regarding awards granted during 2016:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards per share	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum
Joseph M. Beedle	11/16/2016	$37,830	NA	$54,373	$—	1,720	7,659	$28.10	$96,660
Latosha M. Frye	11/16/2016	$28,044	NA	$40,308	$—	1,548	2,298	$28.10	$57,999
Joseph M. Schierhorn	11/16/2016	$37,942	NA	$54,535	$—	2,580	3,830	$28.10	$96,665
Steven L. Hartung	11/16/2016	$27,284	NA	$39,215	$—	1,548	2,298	$28.10	$57,999
Benjamin Craig	11/16/2016	$27,641	NA	$39,728	$—	1,290	1,915	$28.10	$48,333
Michael Martin	11/16/2016	$26,208	NA	$37,668	$—	1,548	2,298	$28.10	$57,999
Profit Sharing Plan. The dollar values reflected in the above table as to estimated future payouts under the non-equity incentive plan awards to the named executives are based on a formula driven methodology applied to determine the annual profit sharing allocation to the Company’s Profit Sharing Plan participants recommended by the Chief Executive Officer as described above in the section entitled "Performance Based Annual Payment". The Company’s Profit Sharing Plan defines minimum threshold and maximum payouts but it does not define a target payout.
2014 Stock Incentive Plan. The provisions of the 2014 Plan under which the above grants were made permit the Compensation Committee flexibility in determining the terms of the stock option agreements and letter agreements for restricted/performance shares and units granted, respectively, as related to the death, disability, retirement, and termination of employment, and in the event of a change in control.

Shares Available for Issuance
The 2014 Plan provides that a total of 350,000 shares may be issued to eligible participants. Additionally, any shares under the 2014 Plan that are forfeited back to the Company and shares that are withheld by the Company to pay for taxes with respect to awards other than options or stock appreciation rights shall again be available for issue pursuant to new awards granted under this plan. For purposes of calculating available shares, stock options or stock appreciation rights granted are counted as one (1) share for every one (1) share granted, and any shares that are subject to awards other than stock options or stock appreciation rights are counted as three (3) shares for every one (1) share granted. As of December 31, 2016 under the 2014 Plan and previous plans, there were a total of 173,757 options, 69,613 shares of restricted stock, and no performance shares or performance units outstanding and there were 110,868 shares available for issuance.
Stock Options
The 2014 Plan provides that the exercise price of stock options or any other awards as set by the Compensation Committee shall in no event be less than one-hundred percent (100%) of the fair market value of the shares at the close of business on the date of grant. Outstanding options may not be repriced without shareholder approval. All options granted under the 2014 Plan will expire not more than ten (10) years from the date of grant. Each option is exercisable subject to the vesting schedule determined by the Compensation Committee. The exercise price for shares purchased upon the exercise of an option must be paid in cash or such other consideration, including shares of the Company’s common stock, as the Compensation Committee deems acceptable.
Stock Awards
Stock awards are earned and vest over a period of at least three (3) years and can be governed by conditions, restrictions, and contingencies determined at the discretion of the Compensation Committee such as continuous service and/or the achievement of performance goals. The stock awards will be in the form of restricted stock, restricted units, performance shares, and performance units.
Stock Appreciation Rights
The 2014 Plan also authorizes the grants of stock appreciation rights, which are grants of rights that entitle the holder to payment equal to the difference between the fair market value of a share at the time of grant versus the fair market value at the time the stock appreciation right is exercised. Stock appreciation rights may be granted in connection with options or separately. Similarly, the 2014 Plan authorizes the grant of dividend equivalent rights, either in connection with other awards (particularly stock awards and stock appreciation rights) or separately.
Administration
Historically, it has been the Compensation Committee’s overall practice to consider and grant stock based incentives to employees in the fourth (4th) quarter of the Company’s fiscal year. In the fourth (4th) quarter of 2016, the Compensation Committee analyzed and considered the estimated impact of proposed grants on the Company’s income statement, as well as the potential dilution from options outstanding and available for future grant. The number of shares of the Company’s common stock underlying equity awards granted to employees in 2016 under the 2014 Plan as a percent of fully diluted shares outstanding was 0.71% as compared to 0.51% for our peer median. The Company’s shares of common stock underlying equity awards granted in 2016 was higher than our peer median mainly due to the promotion of four (4) Senior Vice Presidents to the Executive Vice President level with a larger amount of equity compensation awarded to this group of employees. Peer median data was obtained from data received from FWCC, an independent, nationally recognized compensation consulting firm, in 2016. The banks that were used to obtain this peer group median are seventeen Pacific Northwest and California commercial banks similar in size to Northrim: TriCo Bancshares; F & M BanCorp; Cascade BanCorp; First Financial Northwest, Inc.; Pacific Continental; Heritage Financial; Riverview Bancorp; North Valley Bancorp; Bank of Commerce; Bank of Marin Bancorp; First Northern Community Bancorp; Home Street, Inc.; Intermountain Community Bancorp; Oak Valley Bancorp; and, Pacific Financial.
Amendment and Termination
The 2014 Plan may be modified, amended or terminated by the Board, except that shareholder approval is required for any amendment which increases the number of shares subject to the 2014 Plan other than in the cases of certain automatic adjustments such as changes in capitalization, which increase or expand the category of eligible recipients, or whenever applicable law requires that a proposed amendment of the 2014 Plan receive shareholder approval. The Compensation Committee may amend the terms and conditions of outstanding stock options as long as such amendments do not terminate the option or otherwise adversely affect the holders of such stock options without the holders’ consent. Additional amendments to terms and conditions of outstanding stock options are subject to vote by the Board.

Shares of Common Stock Authorized for Issuance under Equity Compensation Plans
The following table sets forth information regarding securities authorized for issuance under the Company’s equity plans as of December 31, 2016:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c )
Equity compensation plans approved by security holders	243,370	$16.88	110,868
(1)Includes 147,878 outstanding awards granted under the 2014 Plan and 95,492 outstanding awards granted under previous stock option plans.
We do not have any equity compensation plans that have not been approved by our shareholders.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity award holdings, as adjusted for dividends, held by our named executive officers as of December 31, 2016:

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable (1)	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Joseph M. Beedle	—	7,659	—	$28.10	11/16/2026	5,007	$158,221	—	—
	2,345	4,690	—	$28.76	11/18/2025	—	$—	—	—
	4,249	2,125	—	$27.28	11/19/2024	—	$—	—	—
	5,537	—	—	$23.74	10/23/2023	—	$—	—	—
	6,529	—	—	$20.35	11/14/2022	—	$—	—	—
	4,216	—	—	$18.40	11/16/2021	—	$—	—	—
	3,456	—	—	$18.13	11/16/2020	—	$—	—	—
	2,992	—	—	$16.28	11/18/2019	—	$—	—	—
(1) The number of shares underlying unexercised options unexercisable as of December 31, 2016 total 14,474 in the aggregate and vest as follows:

November 16, 2017					2,553
November 18, 2017					2,345
November 19, 2017					2,125
November 16, 2018					2,553
November 18, 2018					2,345
November 16, 2019					2,553
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 5,007 in the aggregate and vest as follows:

November 19, 2017					1,572
November 18, 2018					1,715
November 16, 2019					1,720
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Latosha M. Frye	—	2,298	—	$28.10	11/16/2026	3,276	$103,522	—	—
	1,407	2,814	—	$28.76	11/18/2025	—	$—	—	—
	1,889	944	—	$27.28	11/19/2024	—	$—	—	—
(1) The number of shares or units of stock that have not vested as of December 31, 2016 total 6,056 in the aggregate and vest as follows:

November 16, 2017					766
November 18, 2017					1,407
November 19, 2017					944
November 16, 2018					766
November 18, 2018					1,407
November 16, 2019					766
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 3,276 in the aggregate and vest as follows:

November 19, 2017					699
November 18, 2018					1,029
November 16, 2019					1,548
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable (1)	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Joseph M. Schierhorn	—	3,830	—	$28.10	11/16/2026	5,518	$174,369	—	—
	2,345	4,690	—	$28.76	11/18/2025	—	$—	—	—
	3,305	1,653	—	$27.28	11/19/2024	—	$—	—	—
	4,707	—	—	$23.74	10/23/2023	—	$—	—	—
	4,452	—	—	$20.35	11/14/2022	—	$—	—	—
	4,216	—	—	$18.40	11/16/2021	—	$—	—	—
	2,910	—	—	$18.13	11/16/2020	—	$—	—	—
	2,992	—	—	$16.28	11/18/2019	—	$—	—	—
	3,341	—	—	$12.74	11/5/2018	—	$—	—	—
	3,922	—	—	$23.00	11/1/2017	—	$—	—	—
(1) The number of shares underlying unexercised options unexercisable as of December 31, 2016 total 10,173 in the aggregate and vest as follows:

November 16, 2017					1,277
November 18, 2017					2,345
November 19, 2017					1,653
November 16, 2018					1,276
November 18, 2018					2,345
November 16, 2019					1,277
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 5,518 in the aggregate and vest as follows:

November 19, 2017					1,223
November 18, 2018					1,715
November 16, 2019					2,580
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable (1)	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Steven L. Hartung	—	2,298	—	$28.10	11/16/2026	3,602	$113,823	—	—
	1,407	2,814	—	$28.76	11/18/2025	—	$—	—	—
	2,771	1,385	—	$27.28	11/19/2024	—	$—	—	—
	3,599	—	—	$23.74	10/23/2023	—	$—	—	—
	4,452	—	—	$20.35	11/14/2022	—	$—	—	—
	4,216	—	—	$18.40	11/16/2021	—	$—	—	—
	2,915	—	—	$18.13	11/16/2020	—	$—	—	—
	2,992	—	—	$16.28	11/18/2019	—	$—	—	—
(1) The number of shares underlying unexercised options unexercisable as of December 31, 2016 total 6,497 in the aggregate and vest as follows:

November 16, 2017					766
November 18, 2017					1,407
November 19, 2017					1,385
November 16, 2018					766
November 18, 2018					1,407
November 16, 2019					766
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 3,602 in the aggregate and vest as follows:

November 19, 2017					1,025
November 18, 2018					1,029
November 16, 2019					1,548
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Benjamin D. Craig	—	1,915	—	$28.10	11/16/2026	3,199	$101,088	—	—
	938	1,876	—	$28.76	11/18/2025	—	—	—	—
(1) The number of shares or units of stock that have not vested as of December 31, 2016 total 3,791 in the aggregate and vest as follows:

November 16, 2017					638
November 18, 2017					938
November 16, 2018					639
November 18, 2018					938
November 16, 2019					638
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 3,199 in the aggregate and vest as follows:

November 19, 2017					1,223
November 18, 2018					686
November 16, 2019					1,290
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael A. Martin	—	2,298	—	$28.10	11/16/2026	3,259	$102,984	—	—
	938	1,876	—	$28.76	11/18/2025	—	—	—	—
(1) The number of shares or units of stock that have not vested as of December 31, 2016 total 4,174 in the aggregate and vest as follows:

November 16, 2017					766
November 18, 2017					938
November 16, 2018					766
November 18, 2018					938
November 16, 2019					766
(2) The number of shares or units of stock that have not vested as of December 31, 2016 total 3,259 in the aggregate and vest as follows:

November 19, 2017					1,025
November 18, 2018					686
November 16, 2019					1,548
(3) Based on the closing price of $31.60 per share of our shares of common stock on the Nasdaq Global Select Market on December 31, 2016.

Option Exercises and Stock Vested
The following table summarizes the aggregate options exercised and the value realized thereon held by our named executive officers during 2016.
Restricted Stock Units granted in 2013 became fully vested in 2016. The number of shares listed in the following table represents the number of shares delivered to each named executive officer and valued at the fair market value of the Company’s common stock at the close of business on their respective vesting dates.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Joseph M. Beedle	1,846	$69,635	2,129	$54,907
Latosha M. Frye	—	$—	974	$25,119
Joseph M. Schierhorn	170	$6,758	1,809	$46,654
Steven L. Hartung	1,889	$70,891	1,384	$35,693
Benjamin D. Craig	—	$—	1,418	$36,570
Michael A. Martin	—	$—	974	$25,119
Pension Benefits
The Company does not sponsor or have any provisions under which the named executive officers can participate or have account balances in qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation
The following table summarizes the activity related to our nonqualified deferred compensation arrangement during 2016:

Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)(6)	Aggregate Earnings in Last Fiscal Year (3)(7)	Aggregate Withdrawals/ Distributions (5)	Aggregate Balance at Last Fiscal Year End (4)
Joseph M. Beedle	$—	$147,529	$62,634	$—	$1,388,849
Latosha M. Frye	$—	$8,000	$588	$—	$15,893
Joseph M. Schierhorn	$—	$101,993	$35,653	$—	$1,133,640
Steven L. Hartung	$—	$52,022	$23,200	$—	$626,837
Benjamin D. Craig	$—	$10,865	$418	$—	$11,283
Michael A. Martin	$—	$8,719	$335	$—	$9,054

(1)	None of the named executive officers made contributions under the DCP for 2016.

(2)
Includes $58,000, $8,000, $57,000, $52,022, $10,865, and $8,719 in contributions to the SERP for Mr. Beedle, Ms. Frye, Mr. Schierhorn, Mr. Hartung, Mr. Craig, and Mr. Martin, respectively, in 2016. Includes $89,529 and $44,993 in contributions to the Company’s SERDCP through payment of annual premiums on variable adjustable life insurance policies in 2016 for Messrs. Beedle and Schierhorn, respectively.

(3)
Includes earnings of $17,783, $588, $16,083, $23,200, $418, and $335 under the SERP for Mr. Beedle, Ms. Frye, Mr. Schierhorn, Mr. Hartung, Mr. Craig, and Mr. Martin, respectively for 2016. Includes earnings of $44,851 and $19,570 for Mr. Beedle and Mr. Schierhorn, respectively, under the SERDCP for 2016.

(4)
Includes $480,488, $15,893, $434,514, and $626,837, $11,283, and $9,054 for Mr. Beedle, Ms. Frye, Mr. Schierhorn, Mr. Hartung, Mr. Craig, and Mr. Martin, respectively, in plan asset balances under the SERP for 2016. Includes $908,361 and $699,126 in plan asset balances for Messrs. Beedle and Schierhorn, respectively, under the SERDCP for 2016.

(5)	There were no distributions under the Company’s DCP and SERP plans for 2016.

(6)
In reference to the amounts reported in the Company Contributions in Last Fiscal Year column above, these amounts were reported as compensation in the Summary Compensation Table for the fiscal year ended December 31, 2016.

(7)
A portion of the named executives’ earnings noted in the Aggregate Earnings in Last Fiscal Year column is reported as excess earnings for the fiscal years ended December 31, 2016, 2015, and 2014 under the column in the Summary Compensation Table, Change in Pension Value and Nonqualified Deferred Compensation Earnings with excess earnings identified by footnote to the table.

Director Compensation
Directors who are Company employees receive no additional fee for service as a director. Except for Messrs. Beedle and Schierhorn, the remaining named directors in 2016 were non-officers of the Company and the Bank.
Effective May 26, 2016, non-officer directors are entitled to the payment of $1,000 for each Board meeting attended, $850 for attendance at each meeting of the Compensation Committee and the Governance and Nominating Committee and $1,000 for attendance at each meeting of the Audit Committee, while the Chairs of the Audit Committee, Compensation Committee and Governance and Nominating Committee are entitled to receive $1,750, $1,500, and $1,500 respectively for each committee meeting attended. In 2016 all non-officer directors except Mr. Swalling received a $12,500 annual cash retainer. Mr. Swalling, who serves as the Company's lead director, received a $17,500 annual cash retainer in 2016. Additionally, all non-officer directors received an additional $20,000 in cash with the intention that it be used for the purchase of the Company's common stock on the open market.
The Alaska Banking Code requires that each director of a state bank shall own at least an aggregate fair market value of $1,000 in the common or preferred stock in such state bank or the controlling entity of such state bank. All of the Company’s current directors are currently in compliance with the share ownership provisions of the Alaska Banking Code.

Additionally, the Company’s Corporate Governance Guidelines include a recommendation that non-officer directors should purchase not less than $60,000 (3 times their stock retainer) of Company common stock and hold that common stock free of any encumbrances. Effective May 26, 2016, non-officer directors should meet this stock ownership requirement within five (5) years of that date or within five (5) years of their election to the Board, if they are elected to the Board after May 26, 2016.
The following table sets forth a summary of the compensation that was earned by our non-management directors in 2016:
DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Total
Larry S. Cash	$42,950	$42,950
Mark G. Copeland	$54,350	$54,350
Anthony Drabek	$42,100	$42,100
Karl L. Hanneman	$45,300	$45,300
David W. Karp	$46,900	$46,900
David J. McCambridge	$55,100	$55,100
Krystal M. Nelson	$44,400	$44,400
John C. Swalling	$59,650	$59,650
Linda C. Thomas	$51,050	$51,050
David G. Wight	$54,900	$54,900

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the 1934 Act ("Section 16(a)") requires that the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding shares of common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of these reports and upon written representations by the Company’s directors and officers regarding their compliance with the applicable reporting requirements under Section 16(a), the Company believes that all of the Company’s directors and officers filed all reports required by Section 16(a) in a timely manner for the year ended December 31, 2016.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS
Bank Loan Transactions
As prescribed by regulation and specifically incorporated into the Bank’s Loan Policy, Regulation O promulgated under the Federal Reserve Act, governs loans made to or guaranteed by directors, executive officers, and principal shareholders or their related interests. As a group, these people and related interests are referred to as "insiders." All loans subject to Regulation O, which include new, modified and/or increased loans to insiders, or loans guaranteed by insiders are further subject to the provisions and procedures of the Bank’s Loan Policy. The Bank’s Loan Policy requires that loans to insiders, after proper approval by the Bank’s Loan Committee, must also be approved by a majority of the Bank’s directors who are not members of the Bank's Loan Committee. Director approval of those loans is documented and provided to the Board.
During 2016, certain directors and executive officers of the Company and the Bank and/or their associates were also customers of the Bank. It is anticipated that directors, executive officers, and their associates will continue to be customers of the Bank in the future. All transactions between the Bank and directors, executive officers, and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank. These transactions did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2016, the Bank had $90,000 in outstanding loans to directors and their related interests. The Bank did not have any unfunded loan commitments to these directors and their related interests at December 31, 2016.
Other Related Party Transactions
Under the Company’s Corporate Governance Guidelines, directors are required to disclose to the Governance and Nominating Committee any financial interest or personal interest that such director may have in any contract or transaction being considered by the Board for approval. The Governance and Nominating Committee is charged with review and approval of all related person transactions. All proposed related person transactions that are not subject to Regulation O must be presented to the Governance and Nominating Committee and ultimately to the Board for review, discussion, and consideration. Neither the Governance and Nominating Committee nor the Board has adopted any specific procedures for conducting reviews of related party transactions not subject to Regulation O and considers each transaction in light of the particular facts and circumstances. In the course of its review, the Governance and Nominating Committee considers the related party nature of a transaction and its relation to the services being rendered to the Company. In addition, any interested director, after full disclosure, does not participate in the discussion related to and abstains from voting on the transaction or issue brought before the Governance and Nominating Committee or the Board.
During 2016, neither the Company nor the Bank participated in any transactions with related persons that had a direct or indirect material interest in an amount exceeding $120,000. There are no currently proposed transactions with related persons that exceed $120,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of April 13, 2017 by (i) each director and nominee for director of the Company; (ii) the Company's named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) persons known to management to beneficially own more than 5% of the outstanding common stock (as adjusted for dividends), based solely upon statements made in filings with the Securities and Exchange Commission or other information the Company believes to be reliable:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Larry S. Cash	3,426		*
Mark G. Copeland	20,504		*
Anthony Drabek	1,445		*
Karl L. Hanneman	3,500		*
David W. Karp	1,066		*
David J. McCambridge	4,365		*
Krystal M. Nelson	1,200		*
John C. Swalling	3,551		*
Linda C. Thomas	1,640		*
David G. Wight	14,000	(4)	*
Joseph M. Beedle	42,916	(5)	*
Steven L. Hartung	29,744	(6)	*
Latosha M. Frye	9,309	(7)	*
Benjamin D. Craig	4,399	(8)	*
Michael A. Martin	4,677	(9)	*
Joseph M. Schierhorn	55,620	(10)	*
All executive officers and directors as a group (16 persons)	201,362		2.9

BlackRock, Inc.
55 East 52nd Street
New York, New York 10055	527,024	(11)	7.6

Dimensional Fund Advisors LP
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746	479,106	(12)	6.9

Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151	597,426	(13)	8.6

(1)	Unless otherwise provided, the address for all directors and executive officers of the Company is 3111 C Street, Anchorage, Alaska 99503.
(2)	Unless otherwise indicated, parties named exercise sole voting and investment power over the shares, subject to community property laws (where applicable).
(3)
An asterisk indicates that beneficial ownership does not exceed one percent (1%) of all outstanding shares, in which case the percentage is not reflected in the table. The percentages shown are based on 6,909,865 shares of common stock deemed to be outstanding under applicable regulations as of April 13, 2017. Shares of our common stock subject to options that are currently exercisable or exercisable within sixty (60) days of April 13, 2017 are deemed to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4)
Includes 4,000 shares held in trust for the benefit of Mr. Wight’s minor children and spouse. Mr. Wight’s spouse is trustee of the trust. Mr. Wight disclaims beneficial ownership of the shares held by the trust.

(5)	Includes options for Mr. Beedle to purchase 6,594 shares exercisable within sixty (60) days of the date of this proxy statement and 1,183 shares held in his 401(k).
(6)	Includes options for Mr. Hartung to purchase 12,229 shares exercisable within sixty (60) days of the date of this proxy statement and 1,168 shares held in his 401(k).
(7)	Includes options for Ms. Frye to purchase 3,296 shares exercisable within sixty (60) days of the date of this proxy statement and 503 shares held in her 401(k).
(8)	Includes options for Mr. Craig to purchase 938 shares exercisable within sixty (60) days of the date of this proxy statement and 262 shares held in his 401(k).
(9)	Includes options for Mr. Martin to purchase 938 shares exercisable within sixty (60) days of the date of this proxy statement and 114 shares held in his 401(k).
(10)
Includes options to purchase 24,927 shares exercisable within sixty (60) days of the date of this proxy statement, 298 shares held by Mr. Schierhorn’s spouse to which he disclaims beneficial ownership, and 7,012 shares held in his 401(k).

(11)
BlackRock, Inc., in its capacity as an investment adviser, may be deemed to beneficially own 527,024 shares along with its subsidiaries: BlackRock Advisors, LLC; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, N.A.; and, BlackRock Investment Management, LLC with shared voting and/or dispositive power over such shares which are held of record by its clients and disclaims any pecuniary interest. Based on Schedule 13G files with the Securities and Exchange Commission on January 30, 2017.

(12)
Dimensional Fund Advisors, LP, in its capacity as an investment advisor, may be deemed to beneficially own 479,106 shares with sole power to dispose or to direct the disposition of such shares (and sole voting and dispositive power over 465,850 shares) which are held of record by its clients and disclaims any pecuniary interest. Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2017.

(13)
Royce & Associates, LLC, in its capacity as an investment advisor, may be deemed to beneficially own, 597,426 shares with sole power to dispose or to direct the disposition of such shares which are held of record by its clients. Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 11, 2017.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The accounting firm of Moss Adams LLP has performed the audit of the financial statements for the Company for and as of the year ended December 31, 2016. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.
Fees Billed By Independent Registered Public Accounting Firms During Fiscal Years 2016 and 2015
The following table itemizes fees billed to the Company by Moss Adams LLP for professional services including the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal years 2016 and 2015, respectively:

	2016	2015
Audit fees	$365,000	$344,000
Audit related fees:
Audit of Benefit Plan	13,040	14,500
Tax fees:
Tax return preparation and related matters	94,577	136,181
All other fees(1)	27,204	—
Total Fees Paid	$499,821	$494,681
(1) Fees incurred in connection with Securities and Exchange Commission comment letter review.
The Company requires that all non-audit services rendered to the Company by independent registered public accounting firms be pre-approved by the Audit Committee. The Audit Committee has delegated to its chairman the authority to address requests for pre-approval of services in an amount up to an aggregate of $50,000. The chairman must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. In all cases the Committee considers whether the provision of such services would impair the independence of the Company’s external registered public accounting firm.

COMMITTEE REPORTS
The following reports of the Audit Committee and Compensation Committee are made pursuant to the rules of the Securities and Exchange Commission and the listing standards of the Nasdaq Global Select Market These reports shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such acts.
AUDIT COMMITTEE REPORT
The Audit Committee Charter of the Company and its subsidiaries specifies that the purpose of the Audit Committee is to assist the Board in its oversight of:

•	The integrity of the Company’s financial reporting process, financial statements, and systems of internal controls;
•	The Company’s accounting practices and internal controls;
•	The independent registered public accounting firm’s qualifications, independence, and performance; and,
•	The performance of the Company’s internal audit function.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2016 with the Company’s management and has discussed with Moss Adams LLP the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301 (Communications with Audit Committees). The Audit Committee discussed with the Company’s internal and external independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and external independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the Company’s independent registered public accounting firm the independent accountant’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2016, be included in the Company’s Annual Report on Form 10-K for that year for filing with the Securities and Exchange Commission.
The Audit Committee does not believe the non-audit services provided by Moss Adams LLP called into question Moss Adams LLP’s independence.
Respectfully submitted by:

Audit Committee:
Mark G. Copeland, Chairman
David J. McCambridge
Linda C. Thomas
David G. Wight

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402 of Regulation S-K with management, and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2017 Proxy Statement.
Respectfully submitted by:

Compensation Committee:
David J. McCambridge, Chairman
Karl L. Hanneman
Krystal M. Nelson
John C. Swalling

PROPOSAL 2: APPROVAL OF NORTHRIM BANCORP, INC. 2017 STOCK INCENTIVE PLAN
During 2016, the Compensation Committee engaged the services of independent benefits and compensation consulting firm, FWCC to advise the Company regarding the creation of a new stock incentive plan.
Based on an advisory report by FWCC including preliminary recommendations, a risk assessment overview and the advice of legal counsel in connection with the review, management proposed that the Compensation Committee consider the adoption of a new 2017 Stock Incentive Plan (the "2017 Plan"), which would include provisions essentially similar to the existing 2014 Stock Incentive Plan (the "2014 Plan"), while reflecting certain changes meant to align the 2017 Plan with current best practices for equity compensation plans. Subject to certain equitable adjustments, a total of 350,000 shares will be authorized for awards granted under the 2017 Plan, less one (1) share for every one (1) share that was subject to an option or stock appreciation right granted under any prior plan after December 31, 2016 and prior to the 2017 Plan's effective date and three (3) shares for every one (1) share that was subject to an award other than an option or stock appreciation right granted under any prior plan after December 31, 2016 and prior to the 2017 Plan's effective date. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one (1) share for every one (1) share granted, and any shares that are subject to awards other than options or stock appreciation rights will be counted against this limit as three (3) shares for every one (1) share granted.
The Company's 2014 Plan was adopted by the shareholders of the Company at the Annual Shareholders' Meeting on May 15, 2014. The 2014 Plan reserved 350,000 shares of common stock for issuance upon the exercise or vesting of equity awards under this plan. As of December 31, 2016, there were 110,868 shares available for issuance under the 2014 Plan while 243,370 shares are subject to currently outstanding options previously granted under the 2014 Plan and prior plans. Once the 2017 Plan is approved by shareholders, no awards may be granted under any prior plan, including the 2014 Plan.
The material differences between the proposed 2017 Plan and the existing 2014 Plan are as follows:

•
The 2017 Plan includes a provision that outlines the effect of a change in control transaction on the outstanding awards granted under the 2017 Plan. Under the terms of the 2017 Plan, in the event of a transaction that results in a change in control of the Company, the Compensation Committee will have the discretion to determine whether, and to what extent, and under what circumstances, outstanding awards under the 2017 Plan are settled, canceled, fortified, accelerated, exchanged or surrendered in connection with such event. With respect to any restricted stock award, restricted unit award, performance share award or performance unit award that is intended to comply with the performance based exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in the event of a grantee's termination of employment without Cause or for Good Reason (each as defined in the 2017 Plan) within two (2) years following a change in control transaction, all performance goals or other vesting criteria will be deemed achieved at one-hundred percent (100%) of target levels and all other terms and conditions will be deemed met as of the date the grantee's termination of employment if such is provided in the applicable award agreement; and,

•
The 2017 Plan also includes a recoupment provision, which is commonly referred to as a "claw back provision." Under this provision, if the Company is required to restate its financial statements as a result of material non-compliance with any financial reporting requirements under the federal securities laws, awardees may be required to reimburse or forfeit to the Company all or a portion of any award awarded or received. The amount to be reimbursed or forfeited to the Company under this provision is determined at the discretion of the Board, or a Board committee based upon the restated financial results. This provision applies to awards granted during the three (3) year period preceding the date on which the Company discloses that it is required to restate its financial statements.

The Board believes that a stock incentive plan for key employees is desirable to attract and retain the best-qualified people available to assist in the ongoing management of the Company for the long-term. Accordingly, the 2017 Plan was adopted by the Compensation Committee on January 25, 2017 and, as further recommended by the Compensation Committee, approved by the unanimous vote of the Board on February 23, 2017.
If shareholder approval of the 2017 Plan is obtained, the 2014 Plan will no longer be effective for purposes of granting additional awards. Any shares granted under the 2014 or 2017 Plans that are forfeited back to the Company and shares that are withheld by the Company to pay for taxes with respect to awards other than options or stock appreciation rights shall again be available for issue pursuant to new awards granted under the 2017 Plan. Additionally, as noted above, awards that have not been exercised, forfeited, or canceled prior to expiration shall be automatically exercised if the awards value exceeds the exercise price on the expiration date. The term of the 2017 Plan is ten (10) years.
Presently, the Company estimates that approximately 20 persons will be eligible each year to receive awards under the 2017 Plan. Since specific grants under the 2017 Plan are discretionary, they may vary from year to year and participant to participant and are not yet determinable. As a result, no information is provided concerning the benefits to be delivered under the 2017 Plan to any individual or group of individuals.
The Board believes that it is in the best interests of the Company and its shareholders to provide for an equity incentive plan under which compensation awards made to the Company's executive officers are eligible to qualify for deductibility by the Company for federal income tax purposes. Accordingly, the 2017 Plan is designed to permit the grant of awards that are intended to qualify as "performance-based compensation" not subject to the $1,000,000 deductibility cap under Section 162(m) of the Code ("Section 162(m)"). One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, the Company's shareholders at least once every five (5) years. For purposes of Section 162(m), the material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an employee under the performance goals. With respect to the various types of awards under the 2017 Plan, each of these aspects is discussed below, and as noted above, approval of the 2017 Plan itself will constitute approval of each of these aspects of the 2017 Plan for purposes of the approval requirements of Section 162(m).
The following briefly summarizes certain key features of the proposed 2017 Plan, and is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached hereto this proxy statement as Exhibit A.
Available Shares and Sharing Counting
Subject to certain equitable adjustments, a total of 350,000 shares will be authorized for awards granted under the 2017 Plan, less one (1) share for every one (1) share that was subject to an option or stock appreciation right granted under any prior plan after December 31, 2016 and prior to the 2017 Plan's effective date and three (3) shares for every one (1) share that was subject to an award other than an option or stock appreciation right granted under any prior plan after December 31, 2016 and prior to the 2017 Plan's effective date. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one (1) share for every one (1) share granted, and any shares that are subject to awards other than options or stock appreciation rights will be counted against this limit as three (3) shares for every one (1) share granted.
If any shares subject to an award are forfeited, an award expires or an award is settled for cash (including awards under any prior plan if such forfeiture, expiration or settlement occurs after December 31, 2016), then the shares subject to such award will be added to the number of shares available for awards under the 2017 Plan. Additionally, shares tendered or withheld by the Company in connection with tax withholding liabilities arising from an award (other than an option or stock appreciation right) under either the 2017 Plan or, if after December 31, 2016, any prior plan, will be added to the shares available for awards under the 2017 Plan.
Any shares that again become available for awards under the 2017 Plan will be added as (i) one (1) share for every one (1) share subject to options or stock appreciation rights granted under either the 2017 Plan or any prior plan, and (ii) as three (3) shares for every one (1) share subject to awards other than options or stock appreciation rights granted under either the 2017 Plan or any prior plan.
Stock Options
The 2017 Plan authorizes the Compensation Committee to administer the 2017 Plan and to award options to eligible employees whom the Compensation Committee determines, in its discretion, to be key employees, and to officers of the Company. Each award agreement shall state the number of shares of the Company's common stock available under the option awarded. The option price for the shares available pursuant to the option shall be such price as is determined by the Compensation Committee; however, except in the case of a substitute award (as described in the plan), in no event shall the option price be less than the fair market value of the Company's shares of common stock as of the grant date. The term of each option shall be determined by the Compensation Committee in its discretion, however, in no event will an option be exercisable after the expiration of ten (10) years from the option's grant date.
Unless otherwise provided in an award agreement, full payment of the purchase price shall be made at the time of exercise and shall be made in cash or cash equivalents, such as certified check, bank check, wire transfer, or by offering for payment previously acquired shares valued at the then fair market value. Share in a number equal to the then fair value of a share at the time the option is exercised also may be withheld to make the full payment of the purchase price at the time of exercise.
An option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Compensation Committee. Shares of common stock delivered pursuant to the exercise of an option shall be subject to such conditions, restrictions and contingencies as the Compensation Committee may establish. The Compensation Committee may impose such conditions, restrictions and contingencies with respect to shares acquired pursuant to the exercise of an option as the Compensation Committee determines to be desirable.

In any calendar year, no grantee shall receive grants for options and stock appreciation rights covering more than 100,000 shares in aggregate.
Other Stock Awards
In addition to options, and consistent with the 2014 Plan, other awards available under the 2017 Plan include grants of restricted stock, restricted units, performance shares and performance units. Restricted stock awards and restricted unit awards will have a vesting period that is determined, in its sole discretion, by the Compensation Committee subject to limitations imposed by the Internal Revenue Service. Vesting periods will be set forth in the applicable award agreement.
Each grant of performance shares and performance units will be subject to the achievement of performance goals designated by the Compensation Committee and the corresponding award agreement. Performance goals require a performance period of one (1) year or more. Grantees who have been awarded grants of restricted stock or performance shares will have the right to vote all the received shares during the restriction or performance period.
In addition to other awards available under the 2017 Plan, the Compensation Committee may grant stock appreciation rights which may be associated with shares subject to a specific option and entitle the optionee to payment equal to the difference between the fair market value of a share at the time of grant versus the fair market value at the time the stock appreciation right is exercised.
The Compensation Committee may grant dividend equivalent rights under this plan, which may be made as discrete and separate awards, or in connection with shares associated with a grant of restricted stock, restricted units, performance shares or performance units. The grantee will be entitled to payment of an amount equal to the dividends that would have been paid on the associated shares, as if the grantee held the shares on which the dividend equivalent rights were based. Any dividend equivalent rights granted in connection with a performance based award shall be subject to the same restrictions as the underlying award.
Award Repricing
The 2017 Plan provides that neither the Board nor the Compensation Committee may, without the approval of the Company's shareholders, cancel an option or stock appreciation right in exchange for cash when the exercise or grant price per share exceeds the fair market value of one (1) share, or take any action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded, including a reduction of the exercise price of an option or the grant price of a stock appreciation right or the exchange on which the shares are traded, including a reduction of the exercise price of an option or the grant price of a stock appreciation right or exchange of an option or stock appreciation right for another award.
Transferability
According to the terms of the 2017 Plan, with limited exceptions, no award granted under the 2017 Plan may be sold, transferred, pledged, or assigned.
Performance Goals
Each grant of performance shares, performance units, and restricted stock or restricted units intended to comply with the performance-based exception under Section 162(m) of the Code, shall be subject to the achievement of performance goals designated by the Compensation Committee and the corresponding award agreement. The performance goals that may be used by the Compensation Committee for such awards consist of goals measuring one (1) or any combination of the following factors: revenue, net interest margin, net interest income, non-interest income, net income, pre- or post-tax income, earnings per share, return on equity, return on assets, share price performance, total shareholder return, improvement in or attainment of expense levels, asset growth, loan growth, deposit growth, growth in other components of the Company's balance sheet, asset quality, and regulatory capital levels. Performance goals may be measured solely on a corporate, subsidiary, division or business unit basis and performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entitles. The 2017 Plan provides that such performance goals shall be set by the Compensation Committee prior to the earlier of (i) 90 days after the commencement of the applicable performance period and the expiration of twenty-five percent (25%) of the performance period, and (ii) otherwise comply with the requirements of Section 162(m) of the Code. Additionally, no grantee shall be granted restricted stock, restricted units, performance shares, or performance units during any calendar-year that is intended to comply with the performance-based exception under Section 162(m) and are denominated in shares, under which more than 50,000 shares may be earned for each twelve (12) months in the vesting or performance period.

The Compensation Committee has the discretion to adjust the amount payable under a performance based award downwards, but not upwards, and may not waive the achievement of the applicable performance goals except in the case of death or disability of th grantee or as otherwise determined by the Compensation Committee in special circumstances.
Federal Income Tax Consequences
The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the 2017 Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The 2017 Plan is not a qualified plan under Section 401(a) of the Code.
Stock Options. Generally, a participant who is granted an incentive stock option will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a non-statutory stock option, as described below.
Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sale price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.
When a non-qualified stock option is exercised, the Company may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two (2) years after the option was granted or one (1) year after the option was exercised.
Stock Appreciation Rights. Stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the recipient's gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount.
Restricted Stock Awards. Generally, restricted stock awards granted under the 2017 Plan do not result in federal income tax consequences to either the Company or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Company will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2017 Plan, such dividend amounts will also be included in the ordinary income of the recipient. Generally, the Company will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.
Other Awards. Restricted stock unit awards, performance share and performance unit awards will not create federal income tax consequences when they are granted. Recipients generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In the same taxable year, the Company generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In the same taxable year, the Company generally will be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2017 Plan, such dividend amounts will also be included in the ordinary income of the recipient. The Company will be allowed to claim a deduction for compensation expense for this amounts will also be included in the ordinary income of the recipient. The Company will be allowed to claim a deduction for compensation expense for this amount as well.
Deduction Limits. Section 162(m) limits the Company's deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the three (3) most highly paid executives other than our chief executive officer and our chief financial officer. Compensation amounts resulting from "qualified performance-based compensation" are not subject to this limit. Restricted stock awards and other stock-based awards that are not subject to performance goals may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designated the 2017 Plan so that stock options, stock appreciation rights, restricted stock unit awards, performance shares, performance unit awards and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit.
Adoption, Amendment and Termination Provisions
The 2017 Plan shall expire ten (10) years after its effective date, the effective date being the date of shareholder approval of the plan. The Board may terminate this plan at any time and the Board may amend this plan at any time and from time to time when deemed necessary, except for certain revisions or amendments that would require the proper approval of shareholders.
Other Information
On March 31, 2017, the closing price of our shares of common stock as reported by the NASDAQ Global Select Market was $30.05 per share.
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NORTHRIM BANCORP, INC. 2017 STOCK INCENTIVE PLAN.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Executive compensation is an important matter for our shareholders. The Company’s named executive officers are compensated in a manner consistent with the Company’s strategy, competitive practice, sound corporate governance principles, and shareholder interests and concerns. We believe our compensation program, with its balance of short and long term incentives, is strongly aligned with the interests of our shareholders. We urge you to read the Compensation Discussion and Analysis section of this proxy statement for additional details on executive compensation, including the Company’s compensation philosophy and objectives and the 2016 compensation of the named executive officers.
In accordance with the Dodd-Frank Act and regulations passed by the Securities and Exchange Commission, the Company is providing shareholders with an advisory (nonbinding) vote on compensation programs for our named executive officers (sometimes referred to as "say on pay"). As an advisory vote, this proposal is nonbinding. Although the vote is nonbinding, the Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED NARRATIVE DISCLOSURE IN THIS PROXY STATEMENT.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, the Company this year is also providing shareholders with an advisory vote on whether the advisory vote on executive compensation should be held every one (1), two (2) or three (3) years.
The Board believes that a frequency of "every year" for the advisory vote on executive compensation is the optimal interval for conducting and responding to a "say on pay" vote. Although this advisory vote on the frequency of the "say on pay" vote is nonbinding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FREQUENCY OF "EVERY YEAR" FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 5: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Moss Adams LLP currently serves as our independent registered public accounting firm, and that firm conducted the audit of our financial statements for the fiscal years ended December 31, 2016, 2015, and 2014.
Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, the Board determined that submitting the appointment of Moss Adams LLP to the shareholders for ratification was a matter of good corporate practice. If the Company's shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain that firm. However, if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different principal independent registered public accounting firm at any time.
Representatives of Moss Adams LLP are expected to be present at the Annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS
A shareholder proposing to transact business at the Company’s 2018 Annual Shareholders’ Meeting must provide notice of such proposal to the Company no later than March 1, 2018. For shareholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to its Annual Shareholders’ Meeting, such proposals must be received by the Company no later than December 14, 2017. If the Company receives notice of a shareholder proposal after March 1, 2018, the persons named as proxies in the proxy statement and/or form of proxy will have discretionary authority to vote on such shareholder proposal.

HOUSEHOLDING
The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two (2) or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. We have not implemented householding rules with respect to our record holders. However, a number of brokers with account holders who are shareholders may be "householding" our proxy materials. If a shareholder receives a householding notification from their broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise.
Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker. In addition, if any shareholder that receives a "householding" notification wishes to receive a separate annual report or proxy statement at their address, such shareholder should also contact their broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503.
Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and notices of Internet availability of proxy materials by contacting the Company at: c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503.

2016 REPORT TO SHAREHOLDERS AND ANNUAL REPORT — FORM 10-K
The Company’s 2016 Annual Report (which is not part of the Company’s proxy soliciting materials), and 2016 Annual Report on Form 10-K for the fiscal year ended December 31, 2016, accompanies this proxy statement. These reports are also available on our website at www.northrim.com under "Investor Relations." Additional hard copies will be furnished to shareholders upon request to: c/o Corporate Secretary, Northrim BanCorp, Inc., 3111 C Street, Anchorage, Alaska 99503, or by telephone to (907) 562-0062, or by fax to (907) 562-1758.

OTHER MATTERS
The Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters.
WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY OR VOTE USING THE INTERNET AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE AT THE MEETING, IF YOU WISH. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

EXHIBIT A: NORTHRIM BANCORP, INC. 2017 STOCK INCENTIVE PLAN
I.
GENERAL PROVISIONS
1.    Purpose. The purpose of this Plan is to provide additional incentives to selected key employees and officers of Northrim BanCorp, Inc. and related entities, thereby helping to attract and retain the best available personnel for positions of responsibility with such corporations and otherwise promoting the success of the business activities of such corporations. The incentives will be in the form of options to purchase shares of the Company’s common stock, other awards of the Company’s common stock (whether payable or denominated in common stock), and Stock Appreciation Rights.
2.    Definitions. As used in this Plan, the following definitions shall apply:
"Award" shall mean any grant of an Option, Restricted Stock, Restricted Unit, Performance Shares, Performance Units, Stock Appreciation Right, or Dividend Equivalent Right.
"Award Agreement" shall mean a written agreement (which may also be in electronic form) that details the terms and conditions of a particular Award.
"Board" shall mean the Board of Directors of the Company.
"Cause" shall mean, when used in connection with the termination of a Grantee’s employment or other service relationship with the Employer, a termination attributable to the Grantee’s (a) willful refusal to perform his or her obligations to the Employer, following a reasonable notice and cure period, (b) misappropriation of the Employer’s assets or flagrant mistreatment of subordinate employees, (c) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise, which is likely to have a detrimental impact on the Employer and its operations, or (d) engaging in activities directly in competition or antithetical to the best interests of the Employer. To the extent a Grantee is a party to an employment agreement or offer letter of employment with the Employer that defines "cause" or a similar term, then the meaning set forth in that agreement shall also be considered "Cause" for purposes of this Plan.
"Code" shall mean the Internal Revenue Code of 1986, as amended.
"Common Stock" shall mean the Company’s common stock.
"Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of this Part I.
"Company" shall mean Northrim BanCorp, Inc., a bank holding company headquartered in Anchorage, Alaska.
"Dividend Equivalent Right" shall mean a right awarded to a Grantee pursuant to Part IV of this Plan to receive payment of an amount equivalent to the dividend that would be paid on a specified number of Shares just as if the Grantee owned the Shares. Dividend Equivalent Rights may be granted alone or in connection with any other Award other than an Option or Stock Appreciation Right.
"Effective Date" shall mean May 25, 2017, the date the shareholders of the Company approve this Plan.
"Eligible Participants" shall mean the key employees and officers of the Employer who are eligible to receive Awards under this Plan, in accordance with Section 4(c) of this Part I.
"Employer" shall mean the Company or any Related Entity that now exists or is hereafter organized or acquired by the Company.
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
"Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:
(a)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq Small Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable; or

(b)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for such stock on the date of such determination, as reported in The Wall Street Journal or other source as the Committee deems reliable; or
(c)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee.
The Company acknowledges that Code Section 409A generally applies to deferred compensation, but provides an exception for stock options and stock appreciation rights with an exercise price no less than the fair market value of the underlying stock as of the time of grant. To satisfy the applicable exception, "Fair Market Value" under this Plan is intended to satisfy the standards of fair market value for purposes of Code Section 409A.
"Good Reason" shall mean, unless otherwise provided in an Award Agreement or other agreement between the Grantee and the Company, the occurrence of one or more of the following without the Grantee’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Grantee describing the applicable circumstances (which notice must be provided by the Grantee within ninety (90) days of the Grantee’s knowledge of the applicable circumstances): [(i) any material, adverse change in the Grantee’s duties, responsibilities, or authority;], [(ii) a material reduction in the Grantee’s base salary or bonus opportunity;] or [(iii) a geographical relocation of the Grantee’s principal work location by more than fifty (50) miles].
"Grant Date" shall mean the date on which the Committee completes the corporate action relating to the grant of an Award and all conditions to the Grant have been satisfied, provided that conditions relating to exercisability, vesting or similar conditions shall not defer the Grant Date.
"Grantee" shall mean an individual or entity who has received an Award under this Plan.
"Option" shall mean a right to purchase Shares in accordance with the provisions of Part II of this Plan. No Options under this Plan are intended to qualify as "incentive stock options" as defined in Code Section 422.
"Option Price" shall mean the amount to be paid by a Grantee to exercise an Option.
"Performance Shares" shall mean Shares awarded to a Grantee, where the Grantee’s continued retention of the Shares is subject to the satisfaction of specific performance-based criteria, pursuant to Part III of this Plan.
"Performance Units" shall mean a right awarded to a Grantee to receive Shares (one Share for each Performance Unit) upon the satisfaction of specified performance-based criteria, pursuant to Part III of this Plan. At the discretion of the Committee, Performance Units may be paid in cash in an amount equivalent to the Fair Market Value of the Shares otherwise payable to the Grantee, or a combination of cash and Shares.
"Plan" shall mean this Northrim BanCorp, Inc. 2017 Stock Incentive Plan.
"Prior Plans" shall mean the Company’s 2004 Stock Incentive Plan, the Company’s 2010 Stock Incentive Plan, and the Company’s 2014 Stock Incentive Plan.
"Related Entity" shall mean any entity that, directly or indirectly, is in control of, or under control with, the Company. For this purpose, the term "control" shall have the meanings assigned such term for the purposes of registration of securities on Form S-8 under the Securities Act.
"Restricted Stock" shall mean Shares awarded to a Grantee, where the Grantee’s continued retention of the Shares is subject to various restrictions, such as continued employment for a designated period, etc.
"Restricted Units" shall mean a right awarded to a Grantee to receive Shares (one Share for each Restricted Unit) upon the satisfaction of specified conditions, such as continued employment for a designated period, etc. At the discretion of the Committee, Restricted Units may be paid in cash in amount equivalent to the Fair Market Value of the Shares otherwise payable to the Grantee, or a combination of cash and Shares.
"Securities Act" shall mean the Securities Act of 1933, as amended.
"Shares" shall mean shares of Common Stock.

"Stock Appreciation Right" shall mean a right awarded to a Grantee pursuant to Part IV of this Plan to receive a cash payment equal to the appreciation (if any) in the Fair Market Value of a Share from the date of grant until the Stock Appreciation Right is exercised. At the discretion of the Committee, payment may be made by delivering an amount of Shares that have a Fair Market Value equal to the cash otherwise payable to the Grantee, or a combination of cash and Shares.
"Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any Company subsidiary combines.
3.    Shares Subject to the Plan.
(a)    Total Shares Available. Subject to adjustment under Section 3(b) below, a total of 350,000 Shares shall be authorized for Awards granted under the Plan, less one Share for every one Share that was subject to an option or stock appreciation right granted under any Prior Plan after December 31, 2016 and prior to the Effective Date and three Shares for every one Share that was subject to an award other than an option or stock appreciation right granted under any Prior Plan after December 31, 2016 and prior to the Effective Date. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as three Shares for every one Share granted. No awards may be granted under any Prior Plan on or after the Effective Date. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after December 31, 2016 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, as provided below. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after December 31, 2016, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan as provided below. Notwithstanding any other Plan provision to the contrary, the following Shares shall not be added to the Shares authorized for grant under this Section: (i) Shares tendered by the Grantee or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2016, an option under any Prior Plan, (ii) Shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after December 31, 2016, options or stock appreciation rights under any Prior Plan, (iii) Shares subject to a Stock Appreciation Right or, after December 31, 2016, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2016, options under any Prior Plan.
Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one Share for every one Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as three Shares for every one Share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.
Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Grantee under Section 3(c), nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above in this Section 3(a). Additionally, in the event that a company acquired by the Company or any Company subsidiary or with which the Company or any Company subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company prior to such acquisition or combination.
(b)    Adjustments to Shares Available. The number of Shares covered by each outstanding Award, the number of Shares available for grant of additional Awards, the Option Price of outstanding Options (and grant or exercise price of outstanding Stock Appreciation Rights), and the limitations in Section 3(c) shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any merger, reorganization, recapitalization, stock split, reverse stock split, spin-off, or other subdivision or consolidation of Shares, the payment of any dividend or distribution (whether in cash, Shares or other property, other than a regular cash dividend), any other increase or decrease in the number of Shares which is effected without receipt of consideration by the Company, or other change in corporate structure affecting the Shares or value thereof; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee (taking into consideration the accounting and tax consequences), whose determination in that respect shall be final, binding and conclusive.
(c)    Other Plan Limits. Subject to adjustment under Section 3(b), the following additional maximums are established under this Plan. No Grantee shall be granted (i) Options or Stock Appreciation Rights during any calendar year covering more than 100,000 Shares, or (ii) Restricted Stock, Restricted Units, Performance Shares or Performance Units during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares, under which more than 50,000 Shares may be earned for each 12 months in the vesting or performance period. If an Award is canceled, the canceled Award shall continue to be counted toward the applicable limitation in this Section.
(d)    Payment With Shares. Subject to the overall limitation on the number of Shares that may be delivered under this Plan, the Committee may, in addition to granting Awards, use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including those of any entity acquired by the Company.
4.    Plan Administration.
(a)    The Committee. This Plan shall be administered by the Compensation Committee of the Board or such other Committee as shall be appointed by the Board. The Committee shall consist solely of two or more non-employee members of the Board, with the intent that the Committee members satisfy any applicable requirements under the NASDAQ rules, the insider trading requirements of Rule 16b issued under the Exchange Act, or Section 162(m) of the Code. If the Committee does not exist, or if the Board chooses to directly exercise its powers under this Plan, then the Board may take any action under this Plan that would otherwise be the responsibility of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint new members in substitution for existing members, and fill vacancies (however caused). The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as the chairman or a majority of the Committee may determine.
At least annually, the Committee shall present a written report to the Board indicating the Eligible Participants to whom Awards have been granted since the date of the last such report, and, in each case, the Awards’ Grant Dates, the number of Shares covered by the Awards, and the Option Price or Fair Market Value of the shares awarded.
To the extent not inconsistent with applicable law, including Section 162(m) of the Code, with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to employees who are not directors or executive officers of the Company (A) designate employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such employees and (C) cancel or suspend Awards to such employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.
(b)    Powers of the Committee. Subject to the provisions and limitations of this Plan, the Committee shall have the authority and discretion:
(i)to determine the Eligible Participants to whom Awards are to be granted, the times of grant, and the number of Shares covered by each Award;
(ii)to determine the Option Price, subject to the provisions of Subparagraph 2(b) of Part II of this Plan;
(iii)to determine the types and other terms and conditions of each Award granted under this Plan (which need not be identical), including performance and/or vesting contingencies;

(iv)to modify, waive, or amend the terms of any Award previously granted, or to grant substitute Awards, subject to Part V;
(v)to interpret this Plan, and all actions of the Committee in connection with the construction, interpretation and administration of the Plan and the Awards shall be final, conclusive, and binding upon all parties;
(vi)Subject to Part V, Section 2, to correct any defect, supply any omission, or reconcile any inconsistency (a) within this Plan, (b) between this Plan and any related agreement, or (c) between this Plan and any rule or regulation promulgated under this Plan, in the manner and to the extent the Committee deems appropriate to carry out this Plan;
(vii)to authorize any person or persons to execute and deliver Award Agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Awards by the Committee; and
(viii)to make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer this Plan in accordance with its terms and conditions and applicable law.
All decisions, determinations, and interpretations of the Committee shall be final and binding upon all persons, including all Grantees and any other holders or persons interested in any Award, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or an Award.
(c)    Eligibility. Awards may be granted to any Eligible Participant whom the Committee determines, in its discretion, to be a key employee or officer of the Employer. Granting of Awards pursuant to this Plan shall be entirely discretionary with the Committee, and the adoption of this Plan shall not confer upon any individual a right to receive any Award, unless and until such Awards are granted by the Committee, in its sole discretion. Neither the adoption of this Plan nor the granting of any Awards shall confer upon any individual any right with respect to continuation of employment, nor shall the same interfere in any way with his or her right (or with the right of the Company or a Related Entity) to terminate his or her employment at any time.
(d)    Transferability of Awards. Except as provided below, no Award shall be transferable by a Grantee other than (i) by the Grantee’s last will and testament, (ii) in accordance with the beneficiary designation in the form approved by the Committee and filed by the Grantee with the Committee during the Grantee’s lifetime or (iii) by the applicable laws of descent and distribution. In particular, except as provided below, during a Grantee’s lifetime only the Grantee, or his or her guardian or legal representative, may exercise Options possessed by the Grantee. No Shares associated with grants of Restricted Stock, Restricted Units, Performance Shares or Performance Units may be sold, exchanged, transferred, pledged or otherwise disposed of during the corresponding restriction or performance period. Notwithstanding the foregoing, to the extent and under such terms and conditions as determined by the Committee, a Grantee may assign or transfer an Award without consideration (each transferee thereof, a "Permitted Assignee") (i) to the Grantee’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Grantee or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Grantee or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Grantee shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.
(e)    Tax Withholding. As described in various provisions of this Plan, the payment of benefits in connection with Awards may impose on the Employer the obligation to withhold taxes. The Employer may delay payment or transfer of Shares until arrangements have been made to satisfy any tax withholding obligations. In addition, tax withholding in connection with all Awards under this Plan may be accomplished through the withholding of Shares, provided that the number of Shares withheld shall be limited to the minimum required tax withholding rate for the Grantee (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost, otherwise deliverable in connection with the Award and as determined by the Administrator.
(f)    Settlement of Awards; Deferral of Income. Except to the extent provided otherwise in the corresponding Award Agreement, the Committee has the discretionary authority to determine that any payment or settlement pursuant to an Award issued under this Plan may be paid or settled in cash or Shares of equivalent value. To the extent available under non-qualified deferred compensation arrangements maintained by the Employer, the Committee may extend to a Grantee the ability to elect to defer the receipt of cash otherwise payable pursuant to any Awards, except Options and the Stock Appreciation Rights, which deferral elections may serve to delay the recognition of taxable income by the Grantee. The ability of a Grantee to make a deferral election with respect to an Award shall be controlled by the provisions of the particular Award Agreement, which may be modified by the Committee, in its complete discretion, after the initial grant of the Award.
(g)    Termination for Cause. Except to the extent provided otherwise in the corresponding Award Agreement, to the extent a Grantee’s employment with the Company or a Related Entity is terminated for Cause, the Grantee’s outstanding and still contingent Awards shall immediately become null and void. Specifically, any outstanding unexercised Options, whether vested or unvested, shall immediately terminate. Similarly, any grants of Restricted Stock, Restricted Units, Performance Shares, Performance Units, Stock Appreciation Rights or Dividend Equivalent Rights under this Plan, which have not yet been paid to the Grantee, or remain subject to performance or other criteria that the Grantee has not yet fulfilled, shall immediately forfeit and become null and void.
5.    Code Section 409A. The Company acknowledges that Code Section 409A applies to deferred compensation, including stock options and stock appreciation rights which do not satisfy an exemption from Code Section 409A. The Company intends for this Plan and the Options and the Stock Appreciation Rights issued hereunder to satisfy an exemption under Code Section 409A (or otherwise to be in compliance), and this Plan and all Award Agreements will be interpreted to that end. The Company reserves the right to amend this Plan and any Award Agreement as necessary to comply with Code Section 409A or an applicable exemption, including (but not limited to) an amendment that adjusts the Option Price associated with an Option or the exercise price associated with a Stock Appreciation Right, which may be necessary for an Option or Stock Appreciation Right to comply with an exemption available for stock options and stock appreciation rights under the regulations issued pursuant to Code Section 409A.
6.    Section 16(b) Compliance; Bifurcation of Plan. As long as the Company registers any of its equity securities pursuant to Section 12(b) or 12(g) of the Exchange Act, this Plan and the Awards granted under this Plan shall comply in all respects with Rule 16b-3 under the Exchange Act (or any successor rule). If any Plan provision is later found not to be in compliance with Rule16b-3, the provision shall be deemed null and void, or if possible construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Committee, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Grantees who are officers and directors subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning other Grantees. This provision shall not obligate the Company to undertake registration of any of the Awards or shares of Common Stock.
7.    Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of Alaska.
II.
STOCK OPTIONS

1.    Eligibility. Options may be awarded to any Eligible Participant, as determined in the complete discretion of the Committee.
2.    Terms and Conditions of Options. All Options granted pursuant to this Plan must be authorized by the Committee or its designees and shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall prescribe. The terms and conditions shall be documented in written Award Agreements in such form as the Committee shall from time to time approve. Unless waived or modified by the Committee, all Options shall be subject to the following terms and conditions:
(a)    Number of Shares; Annual Limitation. Each Award Agreement shall state the number of Shares available under the Option. Any number of Options may be granted to a single Grantee at any time and from time to time, subject to Part I, Section 2(c). The Option Price for the Shares available pursuant to the Option shall be such price as is determined by the Committee, but in no event less than the Fair Market Value of the Common Stock as of the Grant Date, except as provided under Section 2(g) of this Part II.
(b)    Option Price and Consideration. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing.

(c)    Term of Option. No Stock Option granted pursuant to this Plan shall in any event be exercisable after the expiration of ten (10) years from the Option’s Grant Date. Subject to the foregoing and other applicable provisions of this Plan, the term of each Option shall be determined by the Committee in its discretion. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement.
(d)    Manner of Exercise; Conditions. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Shares of Common Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee may impose such conditions, restrictions and contingencies with respect to Shares acquired pursuant to the exercise of an Option as the Committee determines to be desirable. Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Grantee has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Grantee on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Grantee the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.
(e)    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the Alaska Securities Act or applicable securities statutes of other states, the rules and regulations promulgated under all such statutes, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
The Company will use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization in order to issue the number of shares of its Common Stock as needed to satisfy the requirements of this Plan. The Company’s inability to obtain the authority that Company’s counsel deems to be necessary for the lawful issuance of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance of such shares.
As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by any applicable law.
(f)    Merger, Sale of Assets, etc. Except as otherwise provided in the Award Agreement that evidences an Option, in the event of a merger or other reorganization of the Company with and into any other corporation (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Company), or in the event of a sale of substantially all of the assets of the Company, or in the event of a dissolution or liquidation of the Company, the disposition of all outstanding and unexercised Options shall proceed as determined by the Committee, which determination may include (but shall not be limited to) an elimination of all unvested Options and termination of all vested Options following a reasonable period of time during which Grantees may exercise their vested Options and the additional acceleration with respect to the vesting and exercisability of unvested Options upon or after the merger or other transaction. Notwithstanding the foregoing, any acceleration of vesting or exercisability of Options in connection with such merger or other transaction described above, shall be contingent on the consummation of the merger or other transaction.
(g)    Substitute Stock Options. In connection with the acquisition by the Company or any Related Entity, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business whose employees have been granted stock options, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan that confers upon the Grantee substantially the same benefits as the old option. Notwithstanding Section 2(a) of this Part II, an Option may be granted with an Option Price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption of or substitution for another option pursuant to such a corporate transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such Option is an "incentive stock option" (within the meaning of Section 422 of the Code), or is otherwise compliant with Section 409A of the Code.

(h)    Tax Compliance. The Employer, in its sole discretion, may take any actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any option or the disposition of any Shares issued upon exercise of an Option, including, but not limited to, (i) withholding from any Grantee exercising an Option a number of Shares having a Fair Market Value equal to the amount required to be withheld by the Employer under applicable tax laws (up to the minimum required tax withholding rate for the Grantee (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost), and (ii) withholding from any form of compensation or other amount due a Grantee or holder of Shares issued upon exercise of an Option any amount required to be withheld by the Employer under applicable tax laws.
(i)    Other Provisions. Award Agreements executed pursuant to this Plan may contain such other provisions as the Committee shall deem advisable. The possession of an Option shall not, in and of itself, convey to the Grantee any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to exercise the Option and receive Shares.
III.
OTHER STOCK AWARDS
1.    Types of Awards. In addition to Options, other Awards available under this Plan include grants of Restricted Stock, Restricted Units, Performance Shares and Performance Units. Awards of Restricted Stock, Restricted Units, Performance Shares and Performance Units shall be subject to any vesting and forfeiture provisions set forth in the applicable Award Agreement; provided that the Committee may, in its sole discretion and subject to the limitations imposed under Code Section 162(m) and the regulations thereunder in the case of a Performance Share, Performance Unit, Restricted Stock Award or Restricted Unit Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate. Each grant of Performance Shares, Performance Units, Restricted Stock or Restricted Units intended to comply with the performance-based exception under Code Section 162(m), shall be subject to the achievement of performance goals designated by the Committee and the corresponding Award Agreement. Any performance goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The performance goals that may be used by the Committee for such Awards shall consist of goals measuring one or any combination of the following factors: Revenue; net interest margin; net interest income; non-interest income; net income; pre- or post-tax income; earnings per share; return on equity; return on assets; share price performance; total shareholder return; improvement in or attainment of expense levels; asset growth; loan growth; deposit growth; growth in other components of the Company’s balance sheet; asset quality, and regulatory capital levels. Performance goals may be measured solely on a corporate, subsidiary or division or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, other unusual infrequently occurring or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals (and any exclusions) shall (i) be set by the Committee prior to the earlier of (i) 90 days after the commencement of the applicable performance period and the expiration of 25% of the performance period, and (ii) otherwise comply with the requirements of Section 162(m) of the Code; and the regulations thereunder.
Notwithstanding any provision of the Plan (other than 5 of this Part III), with respect to any Restricted Stock Award, Restricted Unit Award, Performance Share Award or Performance Unit Award that is intended to comply with the performance-based exception under Code Section 162(m), the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Grantee or as otherwise determined by the Committee in special circumstances. The Committee must certify, in writing, the amount of the Award for each Grantee for such performance period before payment of the Award is made. The Committee shall have the power to impose such other restrictions on Awards subject to this Section as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.
2.    Eligibility. Awards under this Part III may be granted to any Eligible Participant, as determined by the Committee in its complete discretion.
3.    Shares Subject to Award. The Shares subject to Awards under this Part III are as described in Section 3 of Part I of this Plan.

4.    Voting Rights and Dividends. Grantees who have been awarded grants of Restricted Stock or Performance Shares shall have the right to vote all the received Shares during the restriction or performance period. Whenever such voting rights are to be exercised, the Company shall provide the Grantee with the same notices and other materials as provided to other shareholders, and the Grantee shall be provided adequate opportunity to review the notices and materials and vote the Shares associated with the grants of Restricted Stock and Performance Shares. As provided in the applicable Award Agreements, dividends or Dividend Equivalents Rights authorized by the Company and payable in connection with Shares that are subject to grants of Restricted Stock or Performance Shares may be reinvested in additional Shares, otherwise reinvested, or accumulated and credited to a bookkeeping account, but in any event shall be subject to the same restrictions and risk of forfeiture as the underlying Award and shall not be paid unless and until the underlying Award is vested.
5.    Effect of Change in Control Transaction. Except as otherwise provided in an Award Agreement that evidences an Award, in the event of a merger or other reorganization of the Company with and into any other corporation (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Company), or in the event of a sale of substantially all of the assets of the Company, or in the event of a dissolution or liquidation of the Company, the Committee shall have the discretion to determine whether, and to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered in connection with such event, including (but not limited to) a cancellation of any outstanding Awards and payment to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and the additional acceleration of vesting of unvested Awards upon or after the event. With respect to any Restricted Stock Award, Restricted Unit Award, Performance Share Award or Performance Unit Award that is intended to comply with the performance-based exception under Code Section 162(m), and if so provided in the applicable Award Agreement, in the event of a Grantee’s termination of employment without Cause or for Good Reason, in either case, within 2 years following such merger or other transaction described above, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Grantee’s termination of employment. Notwithstanding the foregoing, any acceleration of vesting of Awards in connection with such merger or other transaction described above, shall be contingent on the consummation of the transaction event. In addition, in connection with the acquisition by the Company or any Related Entity, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business whose employees have been granted stock awards, the Committee is authorized to issue, in substitution of any such award, a new Award under this Plan that confers upon the Grantee substantially the same benefits as the old award.
IV.
STOCK APPRECIATION and dividend equivalent RIGHTS
1.    Stock Appreciation Rights. In addition to other Awards available under this Plan, the Committee may grant Stock Appreciation Rights. Any grant of Stock Appreciation Rights may, but need not be, associated with Shares subject to a specific Option. If a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Stock Appreciation Rights shall terminate upon (a) the expiration, termination, forfeiture or cancellation of the Option or (b) the exercise of such Option. Similarly, if a grant of Stock Appreciation Rights is associated with Shares subject to a specific Option, then, unless otherwise provided in the applicable Award Agreement, the Option associated with the Stock Appreciation Rights shall terminate upon the exercise of the Stock Appreciation Rights. Each grant of Stock Appreciation Rights shall be evidenced by an Award Agreement that specifies the term, which in no event may exceed ten years from the date of grant. In addition, each Award Agreement representing a grant of Stock Appreciation Rights will designate the applicable Fair Market Value of a Share as of the Grant Date (provided that, substitute Stock Appreciation Rights Awards may be granted under terms and circumstances similar to those described in Part II, Section 2(g) with respect to Stock Options). The possession of a Stock Appreciation Right shall not, in and of itself, convey to the Grantee any of the rights or attributes of a shareholder, but only the right (subject to certain conditions) to receive payment in connection with appreciation (if any) of the Shares.
Notwithstanding the foregoing, in the event that on the last business day of the term of a Stock Appreciation Right (i) the exercise of the Stock Appreciation Right is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Appreciation Right shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement.
2.    Dividend Equivalent Rights. In addition to other Awards available under this Plan, the Committee may grant Dividend Equivalent Rights. The grant of Dividend Equivalent Rights may be made as discrete and separate Awards, or in connection with Shares associated with a grant of Restricted Stock, Restricted Units, Performance Shares, or Performance Units. A Grantee holding Dividend Equivalent Rights will be entitled to payment of an amount equivalent to the dividends that would have been paid on the associated Shares, just as if the Grantee held the Shares on which the Dividend Equivalent Rights were based (less applicable withholding taxes). As provided in the corresponding Award Agreement, the grant of Dividend Equivalent Rights may be subject to various restrictions, which the Grantee must first satisfy before receiving payment pursuant to the Dividend Equivalent Rights. Notwithstanding the foregoing, Dividend Equivalent Rights credited in connection with any Award shall be subject to restrictions and risk of forfeiture to the same extent as the underlying Award and shall not be paid unless and until the underlying Award vests.
3.    Eligibility. Awards under this Part IV may be granted to any Eligible Participant, as determined by the Committee in its complete discretion.
4.    Shares Subject to Stock Appreciation and Dividend Equivalent Rights. The Shares subject to Awards under this Part IV are as described in Section 3 of Part I of this Plan.
5.    Exercise of Stock Appreciation Rights. Upon the exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive a cash payment for each Share covered by the portion of the Stock Appreciation Right being exercised, which payment is equal to the excess of (a) the Fair Market Value of a Share on the exercise date over (b) the Fair Market Value of a Share as of the date the Stock Appreciation Right was granted, as designated in the corresponding Award Agreement, or such greater amount as designated in the Award Agreement. All payments in connection with the exercise of Stock Appreciation Rights shall be made as soon as practicable, but in no event later than seven (7) business days after the effective date of the exercise of the Stock Appreciation Right. Each Stock Appreciation Right may be exercised on such date or dates, and during such period and with respect to a number of Shares, as determined by the Committee and as set forth in the corresponding Award Agreement. The exercise of a Stock Appreciation Right shall also be subject to such terms and conditions as specified in the corresponding Award Agreement, which conditions may include minimum exercise amounts and the ability to elect a partial exercise. Unless provided otherwise in the Award Agreement, each Stock Appreciation Right shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise. The notice shall be accompanied by the applicable Award Agreement and specify the number of Shares with respect to which the Stock Appreciation Right is being exercised and the effective date of the proposed exercise.
Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the price per Share, the Grantee has not exercised the Stock Appreciation Right, and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Grantee on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Stock Appreciation Right. In such event, the Company shall deliver to the Grantee the number of Shares for which the Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.
V.
ADOPTION, AMENDMENT, TERMINATION PROVISIONS, AND RECOUPMENT
1.    Term of this Plan. The Plan, as adopted by the Board on [date], shall become effective upon and subject to shareholder approval at the Company’s 2017 shareholder annual meeting (the "2017 Annual Meeting"). This Plan shall expire on the tenth (10th) anniversary of the Effective Date, provided that any outstanding Awards at that time will continue for the duration of the Award, in accordance with the terms of this Plan and the applicable Award Agreement. Upon the Board’s adoption of this Plan and subject to approval of this Plan by the Company’s shareholders at the 2017 Annual Meeting, no new awards shall be granted under the Company’s 2014 Stock Incentive Plan. For the avoidance of doubt, if this Plan is not approved by the Company’s shareholders at the 2017 Annual Meeting, then the Northrim Bancorp, Inc. 2014 Stock Incentive Plan, as in effect immediately prior to the Board’s adoption of this Plan, shall continue to exist and operate according to all of its terms and conditions.
2.    Amendment, Early Termination of the Plan, and Modification of Awards.
(a)    Amendment or Early Termination. The Board may terminate this Plan at any time. The Board may amend this Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without proper approval of shareholders of the Company, no such revision or amendment shall:
(i)increase the number of shares of Common Stock subject to the Plan other than in connection with an adjustment under Section 3(b) of Part I,
(ii)increase the parameters of Eligible Participants, or
(iii)make any amendment to this Plan that would require shareholder approval under any applicable law or regulation.

(b)    Modification and Amendment of Awards; Prohibition on Repricing. Subject to the requirements of the Code and to the terms and conditions and within the limitations of this Plan, the Committee may modify or amend outstanding Options granted under this Plan. The modification or amendment of an outstanding Option shall not, without the consent of the Grantee, impair or diminish any of his or her rights or any of the obligations of the Company under such Option. Except as otherwise provided in this Plan, no outstanding Option shall be terminated without the consent of the Grantee. In addition, Except as provided in Section I. 3(b) or in connection with Section III. Neither the Board nor the Committee may, without the approval of the Company’s shareholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.
3.    Shareholder Approval. Continuance of the Plan shall be subject to proper approval of this Plan by the shareholders of the Company at a duly convened meeting of the shareholders of the Company, which approval must occur within twelve (12) months before or after the date of adoption of the Plan by the Board.
4.    Recoupment. In the event of any restatement of the financial statements of the Company, by accepting an Award hereunder the Grantee acknowledges that he or she may be required to reimburse or forfeit to the Company the Excess (as defined below) from any Award awarded to or received by such Grantee in the following circumstances: (1) the Company’s financial statements are required to be restated as a result of material non-compliance with any financial reporting requirements under the federal securities laws (other than a restatement due to a change in financial accounting rules); and (2) the Board (or Board committee) determines in its discretion that a lower amount of such Award would have been paid to a Grantee based upon the restated financial results such that the Grantee received an excess amount of compensation (the "Excess") as a result of the restatement. This provision shall apply to Awards granted during the three-year period preceding the date on which the Company discloses that it is required to restate its financial statements.
CERTIFICATE OF ADOPTION
I certify that the foregoing Plan was adopted by the Board of Directors of Northrim BanCorp, Inc. on February 23, 2017 and by the shareholders of Northrim BanCorp, Inc. on May 25, 2017.

/s/ Michael Martin

Michael Martin
Corporate Secretary

EXHIBIT B: AUDIT COMMITTEE CHARTER NORTHRIM BANCORP, INC. AND SUBSIDIARIES
Approved by the Board of Directors February 23, 2017
This Audit Committee Charter has been adopted by the Northrim BanCorp, Inc. (the "Company") Board of Directors (the "Board") on recommendation by the Audit Committee of the Board (the "Committee").
PURPOSE
The Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•	Monitor the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company and its subsidiaries.

•	Review the qualifications, independence and performance of the Company's internal and external auditors.

•	Provide a free and open avenue of communication among the external auditors, management, the internal auditing department, and the Board.
COMMITTEE COMPOSITION AND MEETINGS
The Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall, in the opinion of the Board, be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each Committee member shall meet the requirements of applicable rules and regulations, including the rules of The Nasdaq Stock Market, Inc. or any other exchange on which the Company’s securities are traded, and the rules and regulations of the Securities and Exchange Commission (including the requirements of Rule 10A-3 of the Securities Exchange Act of 1934). Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one (1) member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. No member of the Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financing statements at any time during the past three (3) years.
Committee members shall be appointed by the Board. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership. The Committee shall maintain minutes of its meetings and regularly report to the Board on its activities.
The presence of a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the acts of a majority of the members of the Committee at a meeting at which a quorum is present shall be the acts of the Committee. The Committee may, in its discretion, delegate any of its specific duties or responsibilities to individual Committee members or to subcommittees.
The Committee shall meet at least four (4) times annually, or more frequently as the Committee considers necessary. At least once each year, the Committee or Chair shall have a private meeting with the internal and external auditors. The auditors and management may be invited by the Committee to participate in specific portions of Committee meetings to provide information and expertise and to facilitate discussion when appropriate.
RESPONSIBILITIES AND DUTIES
In fulfilling its oversight role, the Committee provides a vehicle for communication between the directors and the external auditors, the internal auditors, and financial management. It establishes a forum for an open exchange of views and information. The external auditors shall report directly to the Committee. The Committee shall report to the Board the matters reviewed and actions taken at each Committee meeting. The general activities of the Committee in carrying out its oversight role are described below. The Committee may consider undertaking additional duties to fulfill its oversight function.

Integrity of Financial Reporting

1.
Financial Reporting Generally. Meet to review and discuss, prior to filing with the Securities and Exchange Commission, the annual audited financial statements and quarterly financial statements with management, the internal auditors and the external auditors. These discussions shall include any matters raised by the auditors, including any matters required to be discussed under Auditing Standards No. 16 (Communications with Audit Committees) and such other matters as the Committee or the auditors shall deem appropriate. Review other material written communications between the external auditors and management. Review with management and the external auditors the basis for their reports issued under 12 C.F.R. Part 363. Oversee the resolution of any disagreements between management and the external auditors.

2.
Fraud. Review and assess the internal audit function and external auditors’ responsibility and procedures for detecting accounting and financial reporting errors, fraud, and noncompliance with the Code of Business Conduct and Ethics and regulatory requirements. Review complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.
Appropriate Response. Determine that appropriate actions have been taken to resolve matters reported to the Committee that in the Committee’s judgment could materially jeopardize the Company’s financial condition, results of operations and accuracy of the Company’s financial statements.

4.
Inclusion of Audited Financials in 10-K. Based on the Committee’s review of the financial statements and evaluation of the independence and qualifications of the auditors, the Committee shall make its recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K). The Committee shall also review and approve the audit committee report required to be included in the Company’s annual proxy statement.

5.
Related Party Information and Audit. Keep the Company's independent auditors informed of the Committee’s understanding of the Company's relationships and transactions with related parties that are significant to the Company; and to review and discuss with the Company's independent auditors the auditors’ evaluation of the Company's identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company's relationships and transactions with related parties.

Oversight of Auditors

6.
Retention: Approval of Services. Select, pre-approve, appoint, compensate and determine retention terms for, and oversee, all audit and all permitted non-audit and tax services that may be provided by the Company’s external auditors. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders. Receive and review audit reports, provide the auditors full access to the Committee, and the Board as appropriate.

7.
Auditor Independence. Obtain annually from the external auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1 (Independence Discussions with Audit Committees). The Committee shall actively discuss with the external auditors any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

8.
Accounting Report. Review and discuss with the Company’s external auditors (i) all critical accounting policies and practices to be used in the audit; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the external auditors; and (iii) other material written communication between the external auditors and management.

9.	Evaluation of Internal Controls. Discuss with management, the internal auditors and the external auditors the quality and adequacy of and compliance with the Company’s internal controls.

10.
Internal Audit Oversight. Oversee internal audit activities, including discussing with management and the internal auditors the internal audit function within the Company and its independence, objectivity, responsibilities, plans, results, budgets and staffing. Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports. Approve the appointment and replacement of the Internal Audit Manager. The Internal Audit Manager, together with the internal audit function, shall report functionally to the Committee and administratively to the Chief Operating Officer.

11.
Legal. On at least an annual basis, review with management or Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

12.	Committee Report. Issue annually a Report of the Audit Committee to be included in the Company’s proxy statement, as required by applicable rules and regulations.

13.	Bank Audit Committee. Perform the audit committee functions specified by 12 C.F.R. Part 363 for depository institution subsidiaries of the Company.
The Committee’s job is one of oversight. Management is responsible for the preparation of the Company’s financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management, the internal audit staff and the external auditors have more resources, time, detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.
COMMITTEE CHARTER AND PERFORMANCE EVALUATION
The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
COMMITTEE RESOURCES
In discharging its oversight responsibilities, the Committee is authorized to retain and obtain advice from legal, accounting, or other consultants or experts at its discretion and at the Company’s expense without prior permission of the Board or management. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the internal and external auditors as well as anyone in the Company or its subsidiaries. The Committee also will receive appropriate funding, as determined by the Committee, to accomplish its duties.

EXHIBIT C: COMPENSATION COMMITTEE CHARTER NORTHRIM BANCORP, INC.
Approved by the Board of Directors January 26, 2017
This Charter of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Northrim Bancorp, Inc. (the "Company") was adopted by the Board.
The membership of the Committee shall consist of at least three (3) members of the Board, each of whom is not an employee of or service provider to the Company and is free of any other relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. Each member of the Committee must qualify as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, the income tax regulations promulgated thereunder, and as "non-employee directors" for the purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, each Committee member shall also be independent in accordance with the provisions of Rule 10C-1(b)(1) under the Exchange Act and meet the requirements of any other applicable rules and regulations, including the rules of The Nasdaq Stock Market or any other exchange on which the Company’s securities are traded.
The operation of the Committee shall be subject to the Company’s Bylaws and Alaska General Corporation Law as well as applicable banking and other law. The Board shall appoint one member of the Committee as its Chair. In the absence of the Chair, a quorum of the members may select an interim Chair. The Chair shall report to the Board from time to time or whenever requested by the Board.
The Committee shall have at least three (3) regular meetings each year and shall have such additional meetings as the Committee members deem appropriate. Officers of the Company may attend these meetings at the invitation of the Committee, except that (i) only Committee members may be present during any deliberations regarding the compensation of the Company’s Chief Executive Officer, and (ii) the Chief Executive Officer may be present (but cannot vote) during any deliberations regarding the compensation of any other officer (as such term is defined in Rule 16a-1 promulgated under the Exchange Act).
Committee Responsibilities
A. In addition to such other duties as the Board may from time to time assign to it, the Committee shall perform the following functions:
Review and approve annually the Company’s stated compensation strategy and The Compensation Discussion and Analysis included in the Company’s Proxy Statement.
Review and recommend for approval by the Board the individual elements of total compensation for the Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer of Northrim Bank and the Company. In reviewing and recommending compensation of the Company’s Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer, the Committee shall consider the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act.
Review and recommend for approval by the Board the frequency with which the Company will conduct a shareholder advisory vote on executive compensation, taking into account the results of the most recent shareholder advisory vote on the frequency of shareholder advisory votes on executive compensation required by Section 14A of the Exchange Act, and review and approve the proposals regarding the shareholder advisory vote on executive compensation and the frequency of the shareholder advisory vote on executive compensation to be included in the Company's proxy statement.
Approve for submission to the Board and shareholders all new equity-related incentive plans for management and require that such plans be administered in a manner consistent with their terms.
Fix the terms and awards of stock compensation, if any, for key employees in accordance with the rules in effect under Section 16 of the Exchange Act.
Review the Company’s employee benefit programs and approve changes subject, where appropriate, to Board or shareholder approval.

Administer, construe and interpret the Defered Compensation Plan, Supplemental Executive Retirement Deferred Compensation Plan, and Supplemental Executive Retirement Plan.
Oversee the Company’s 401(k) Plan and recommend for Board approval, the amount of any discretionary matches or contributions to participants.
Oversee the Northrim BanCorp, Inc. Profit Sharing Plan, determine participants, establish performance criteria, assess achievement of criteria, determine and authorize aggregate and individual award amounts subject to the requirements of the Profit Sharing Plan.
Review with the Chief Executive Officer revisions to the Company’s salary range structure, salary increase guidelines, and approve annual salaries for officers Senior Vice President and above.
Approve, subject to ratification by the Board, officer promotions to Senior Vice President and above.
Recommend to the Board key employees the Company should have under contract and negotiate (or, subject to the Committee’s review, delegate to the proper executive officers the negotiation of) terms of such contracts, subject to Board ratification.
To the extent deemed appropriate by the Committee in its sole discretion, retain independent compensation consultants for advice on executive compensation and other compensation matters. The Committee shall set the compensation, and oversee the work, of the compensation consultants. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors it has retained. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter. The Committee shall evaluate whether any independent compensation consultant retained by it has any conflict of interest in accordance with Item 407(e) (3) (iv) of Regulation S-K.
Keep minutes of each meeting of the Committee, and distribute those minutes to each Committee member, each Board member who is not a Committee member, and the Secretary of the Company.
B. In addition to performing the duties outlined above, the Committee shall have the authority to perform any and all other actions as it may deem necessary or appropriate in order to discharge its duties hereunder.

EXHIBIT D: GOVERNANCE AND NOMINATING COMMITTEE CHARTER NORTHRIM BANCORP, INC.
Adopted by the Board of Directors on February 23, 2017
This Governance and Nominating Committee Charter (the "Charter") has been adopted by the Northrim BanCorp, Inc. (the "Company") Board of Directors.
Purpose
The Governance and Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") to: (a) assist the Board in identifying individuals qualified to become Board members and Board committee members; (b) make recommendation to the Board of Director nominees at each annual meeting of shareholders; (c) make recommendations for the Board committee appointments; (d) develop and recommend to the Board corporate governance principles applicable to the Company; and, (e) take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.
Committee Membership
The Committee shall consist of at least three (3) members, each of whom shall be independent Directors. The term "independent directors" describes Directors: (a) who qualify as independent Directors pursuant to the applicable provisions of the Securities Exchange Act of 1934, as amended, the rules promulgated thereunder and the rules and regulations of the Nasdaq Stock Market, LLC.; and, (b) who, in the Board’s judgment, do not have a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members of the Committee shall be appointed and may be removed by the Board.
Committee Chairman
The Chairman of the Committee shall be as appointed by the Board from time to time. The Chairman shall preside over meetings of the Committee. The Chairman shall also serve as Lead Director with respect to non-management Board member duties. The Lead Director’s responsibilities shall be: (a) to preside over executive sessions of non-management directors conducted pursuant to the Corporate Governance Guidelines; (b) to conduct Director interviews annually including a discussion of each individual Director’s self-assessment of his/her contribution, prior to nomination for election at the next annual meeting; (c) to discuss any proposed changes to committee assignments with each affected Director annually in advance of the Committee making its committee recommendations to the Board; and, (d) such other duties as described in the Corporate Governance Guidelines.
Specific Responsibilities and Duties
The Board delegates to the Committee responsibility to review and make recommendations to the Board as to:

•
Board Composition. In accordance with the Company’s Articles of Incorporation, Bylaws and Corporate Governance Guidelines, evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

•	Board Compensation. Recommend for approval by the Board changes in Board compensation and insurance.

•
Selection of New Director Nominees. The Chairman of the Board shall consult with the Committee and shall cause the Committee to be provided with such support as the Committee may request. The Committee shall actively identify, recruit, interview and evaluate individuals qualified to become Board members. The Committee shall recommend to the Board the persons to be nominated by the Board for elections as Directors at the annual meeting of shareholders and the persons to be elected by the Board to fill any vacancies on the Board.

•
Shareholder Director Nominees. In accordance with the procedures set forth in the Company’s Bylaws, the Committee shall also consider director nominations from the Company’s shareholders and recommend to the Board whether or not to include such candidates for nomination in the Company’s proxy materials. Nominations from shareholders submitted for the Board’s consideration shall be considered and evaluated using the same criteria as all other nominations.

•
Criteria for Selecting Directors. The Board’s criteria for selecting Directors are set forth in the Company’s Corporate Governance Guidelines. Such criteria shall guide the Committee when selecting Director Nominees. The Committee shall review, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. This review shall include consideration of age, expertise, and diversity of knowledge, skills, and experience in the context of the needs of the Board.

•
Committees. The Committee shall periodically review the Board’s Committee structure and recommend to the Board the Directors to be appointed to each of the Board’s Committees. This review shall include assessment of independence of the members of the Board’s Committees under applicable federal securities laws and the rules and regulations of the Nasdaq Stock Market, LLC.

•	Related Party Transactions. The Committee shall review and approve the related party nature of all "related party" transactions, as defined under applicable federal securities laws.

•
Independence of the Board. The Committee shall monitor the independence of the Board, assuring that the majority of the Board consists of independent Directors (as defined in the Committee Membership section above) and review and assess any potential conflicts of interest between Directors and the Company.

•
Corporate Governance Guidelines. The Committee shall periodically review and reassess the adequacy of the Company’s Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

•
Code of Business Conduct and Ethics. The Committee shall periodically review and reassess the adequacy of the Company’s Code of Business Conduct and Ethics and recommend any proposed changes to the Board for approval.

•	Charter. On at least an annual basis, the Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•	General Authority. The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law as the Board or the Committee deems necessary or appropriate.
Powers

•
Search Firms. The Committee shall have the sole authority to retain and terminate any search firm used to identify director nominees. The Committee shall have the sole authority to approve the terms of any such engagement, including fees. The Committee is empowered to cause the Company to pay the compensation of any search firm engaged by the Committee.

•
Independent Advisors. The Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist in carrying out its responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including fees. The Committee is empowered to cause the Company to pay the compensation of any such advisors engaged by the Committee.

Procedures and Administration

•
Meetings. The Committee shall meet at such times as it deems necessary or appropriate but not less than semiannually. Meetings may be held in person or telephonically. Members of management and/or consultants or advisors may be invited by the Committee to participate in meetings to provide information and expertise and to facilitate discussion when appropriate.

•	Quorum. A simple majority of the members of the Committee shall constitute a quorum for the taking of any action by the Committee.

•
Notice. Notice of any meeting shall be deemed given and received if transmitted at a time and in the manner set forth in the Company’s Bylaws for a notice of meetings of directors generally, and if so transmitted shall be deemed effective as set forth in the Bylaws.

•	Minutes. The Committee shall maintain written minutes of each Committee meeting. Such minutes shall be distributed to each member of the Committee and to the other members of the Board.

•	Reports. The Committee shall report to the Board concerning each meeting of the Committee and as otherwise requested by the Chairman of the Board.

•	Self-Evaluation. The Committee shall evaluate its own performance at least annually.

Northrim Bank

3111 C STREET
ANCHORAGE, AK 99503

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E26315-P88403

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHRIM BANCORP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect eleven (11) Directors FOR the term of one year until their successors have been elected or qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Election of Directors

Nominees

01) Joseph M. Beedle
02) Larry S. Cash
03) Anthony Drabek
04) Karl L. Hanneman
05) David W. Karp
06) David J. McCambridge
07) Krystal M. Nelson
08) Joseph M. Schierhorn
09) John C. Swalling
10) Linda C. Thomas
11) David G. Wight

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. APPROVAL OF STOCK INCENTIVE PLAN. To approve the Northrim BanCorp, Inc. 2017 Stock Incentive Plan.	☐	☐	☐
3. ADVISORY VOTE ON EXECUTIVE COMPENSATION. To approve, by nonbinding vote, the compensation of the named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION. To approve, by nonbinding vote, the frequency of future advisory votes on executive compensation. THE BOARD RECOMMENDS THAT YOU VOTE FOR EVERY "ONE YEAR".	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.

	For	Against	Abstain
5. RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Northrim BanCorp, Inc. for fiscal year 2017.	☐	☐	☐

6. Take such action, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR THE APPROVAL OF STOCK INCENTIVE PLAN, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, ONE YEAR ON ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF MOSS ADAMS LLP AS NORTHRIM BANCORP, INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM.

Note: Signature(s) should agree with name(s) on Northrim stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. All joint owners must sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

E26316-P88403

NORTHRIM BANCORP, INC.
PROXY FOR ANNUAL SHAREHOLDERS' MEETING
May 25, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTHRIM BANCORP, INC.

PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned shareholder of NORTHRIM BANCORP, INC. (the "Company") hereby nominates, constitutes and appoints Joseph M. Beedle and Joseph M. Schierhorn, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and vote all the common stock of the Company standing in my name and on its books on March 31, 2017, at the Annual Shareholders' Meeting to be held at the Anchorage Hilton Hotel, Anchorage, Alaska, on May 25, 2017, at 9:00 A.M. local time, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, as outlined on the reverse side of this card.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

The undersigned hereby acknowledges receipt of notice for the Annual Shareholders' Meeting on May 25, 2017, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies.

Continued and to be signed on reverse side

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